As filed with the Securities and Exchange Commission on December 30, 2014

Securities Act File No. 333-199476

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

Amendment No. 1
to
FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 ______________

mBloom Business Development Company LLC
(Exact Name of Registrant as Specified in Charter)

77 Ho’okele Street, Suite 101
Kahului, Hawaii 96732
(Address of Principal Executive Offices)

(808) 446-7991
(Registrant’s Telephone Number, including Area Code)

Arben Kryeziu, Chief Executive Officer
mBloom Ventures Corporation
77 Ho’okele Street, Suite 101
Kahului, Hawaii 96732
(808) 446-7991
(Name and Address of Agent for Service)
______________

Copies of communications to:

Spencer G. Feldman, Esq.
Olshan Frome Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
(212) 451-2300
______________

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.
______________

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐          when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	$50,000,000	$5,810 (3)

(1)           Includes the underwriters’ option to purchase additional shares.

(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
______________
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated December 30, 2014

Preliminary Prospectus

______ Shares

mBloom Business Development Company LLC

Common Stock
______________

This is an initial public offering of our shares of common stock.

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our objective is to seek long-term growth of capital primarily from investments in small to mid-sized private companies and publicly-traded microcap companies whose shares are not listed on a national securities exchange or have market capitalizations of less than $250 million. We expect the majority of our investment portfolio to consist of equity and equity-related investments, including common stock, warrants, preferred stock and similar forms of senior equity, which may or may not be convertible into a portfolio company’s common equity, and convertible debt securities with an equity component.

We will be managed by our investment advisor, mBloom BDC Advisor LLC, which will also provide the administrative services necessary for us to operate.

From time to time, in one or more offerings, we may offer to sell our common stock. The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers.

We currently expect that the initial public offering price will be $___ per share. We intend to apply to have our common stock approved for listing on the Nasdaq Capital Market under the trading symbol “MBVC.”

	Per Share	Total (1)(2)
Public offering price	$		$50,000,000
Sales load (underwriting discount and commission)	$	$
Proceeds, before expenses, to us (3)	$	$
_____________

(1)	Assumes all shares are sold at the initial offering price per share.

(2)
We have granted the underwriters the option to purchase up to an additional _____ shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds to us will be $_____, $_____, and $_____, respectively.

(3)
We estimate that we will incur offering expenses of approximately $_____, or $_____, per share, in connection with this offering, which includes amounts we are obligated to reimburse our investment advisor and its affiliates for certain company organizational expenses and costs related to this offering that they have advanced on our behalf. We estimate that the net proceeds to us after expenses will be approximately $_____, or approximately $_____, per share.

The underwriters expect to deliver the shares on or about __________, 2015 .

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us at 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732, or by telephone at (808) 871-6496, or on our website at www.mbloom.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Because we are newly organized, our shares have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, this risk of loss to purchasers of this offering will likely increase. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering. At an assumed initial public offering price of $___ per share, purchasers in this offering will experience immediate dilution of approximately $___ per share. See “Dilution.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our common stock involves a high degree of risk, including risks related to the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the section entitled “Risks” beginning on page 19 of this prospectus.
____________________

__________________

The date of this prospectus is ________, 2015

______________

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read the entire prospectus carefully, including the section entitled “Risks.”

Except as otherwise indicated, the terms:

        ●            "we,” “us,” “our” and the “Company” refer to mBloom Business Development Company LLC, a Delaware limited liability company, for the periods prior to the completion of our formation transaction described elsewhere in this prospectus, and refer to mBloom Ventures Corporation, a Delaware corporation, for the periods after the completion of our formation transaction;

        ●           "mBloom BDC Advisor” and the “Advisor” refer to mBloom BDC Advisor LLC, our investment advisor; and

        ●           "mBloom Ventures” refers, collectively, to the activities and operations of mBloom Ventures, LLC, mBloom BDC Advisor and their respective affiliates, other than us.

Upon the completion of this offering and the formation transaction, we will be an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. In addition, for U.S. federal income tax purposes, we intend to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended.

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements.

Unless indicated otherwise or the context requires, all information in this prospectus assumes no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock.

Overview

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We intend to provide funding to emerging growth companies operating in technology, internet/digital media, cleantech and other renewable energy sectors that are currently privately owned businesses and that demonstrate to us a near-term ability to conduct an initial public offering (an “IPO”), which we refer to as pre-IPO companies. Our goal is to provide investors with the ability to participate in a publicly-traded, closed-end fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a technology-based company transforms from private to public status.

We intend to invest most of our net assets for investment purposes in technology companies. We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or in the “cleantech” sector, or if they are pre-revenue venture-stage opportunities, that the business plans evidence that they intend to. Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, internet, e-commerce, computer services and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate or reduce emissions and waste, purify water and reduce the use of natural resources. Additionally, under normal circumstances, we will invest at least 70% of our total assets in privately-held companies and public companies with market capitalizations of less than $250 million. Our portfolio will be primarily composed of equity or securities convertible into equity, together with warrants, stock options and put (or similar) rights , of technology and cleantech companies. Our investments will generally range between $1.0 million and $10.0 million each, although the investment size will vary proportionately with the size of our capital base. We will acquire our investments through direct investments in private companies, negotiations with selling shareholders and in organized secondary marketplaces for private securities.

While our primary focus is to invest in illiquid private technology and cleantech companies, we also may invest in private placements by microcap publicly-traded companies whose shares are not listed on a national securities exchange or have market capitalizations of less than $250 million engaged in the same or other industries. In addition, we may invest a portion of our portfolio in other opportunistic investments that do not constitute the privately-owned and microcap public companies described above . These other investments may include investments in securities of publicly-traded companies or in derivative securities such as options on securities or security indices. These other investments may also include investments in high-yield bonds, rated and unrated municipal bonds, distressed debt or securities of publicly-traded companies and securities of companies located outside of the United States. However, we must maintain 70% of our portfolio in “qualifying assets” under the 1940 Act before investing in any non-qualifying assets such as these other opportunistic investments.

We believe the continuing implementation by the U.S. Securities and Exchange Commission (the “SEC”) of new laws enacted by Congress under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) may have a material impact on our business plan by enhancing going public opportunities for growth companies in which we intend to invest. In particular, we believe the anticipated implementation of Section 3(b)(2) of the Securities Act of 1933, enacted as Title IV of the JOBS Act and often referred to as “Regulation A+”, may have a positive impact on the ability of emerging growth companies to raise capital from the public, as well as implementing a streamlined manner to establish a public secondary trading market in equity and debt securities for such issuers. We believe that, if Regulation A+ is implemented in substantially the manner published by the SEC in January 2014, our business plan may be favorably affected. There can be no assurance that SEC rulemaking will be implemented as published or, if it is, that it will have a positive impact on our business model.

Our investment activities will be managed by mBloom BDC Advisor. mBloom BDC Advisor also provides us with the administrative services necessary for us to operate. Our affiliates include the general partner of mBloom Fund I, L.P. (the “Fund”), a venture capital fund based in Kahului, Hawaii. The Fund is supported by investment participation by the Hawaii Technology Development Corporation, an agency of the state of Hawaii, and private investor capital. Arben Kryeziu, our Chief Executive Officer, is the co-founder of the Fund and also serves as an operating partner at Pegasus Capital Advisors, a New York based private equity firm. We rely on the contacts and expertise of Mr. Kryeziu to identify investment opportunities in our target market consistent with our investment objectives.

Investment Objective and Policies

Our investment objective is to seek long-term growth of capital, principally by seeking capital gains on our equity and equity-related investments. There can be no assurance that we will achieve our investment objective. We seek to accomplish our capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies. We focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment, or in cases where we acquire shares of common stock the portfolio company typically has only common stock outstanding. However, to a lesser extent, we may also invest in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event. These bridge notes are typically subordinated to the portfolio company’s senior debt. We generally intend to hold our convertible debt securities, which we refer to as equity-linked securities, for the purpose of conversion into equity at a future date.

As a BDC regulated under the 1940 Act, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private companies or microcap public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, for tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. mBloom BDC Advisor serves as our investment adviser and manages the investment process on a daily basis.

Subject to continuing to meet the compliance tests applicable to BDCs, there are no limitations on the types of securities or other assets in which we may invest. Our investments may include the following:

       ●             venture capital debt or equity type investments, whether in corporate, partnership or other form, including development-stage or start-up entities;

               ●              equity, equity-linked securities ( including warrants, stock options and put (or similar) rights), and debt with equity features from either private or public issuers;

 ●            debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and

 ●             joint venture ownership of intellectual property or patents or research and development in technology or product development that may lead to patents or other marketable technology.

The timing of the completion of an IPO by any of our private portfolio companies is highly uncertain and can be affected by a number of factors including, without limitation, the portfolio company’s performance, equity market trends, market volatility, recent IPO performance and industry sectors that may be in or out of favor with IPO investors at the time. Accordingly, there can be no assurance that any of these private portfolio companies will complete an IPO or sale/merger.

We may employ leverage to finance our business when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the structure, duration, covenant package and financial terms of the proposed loan, as well as the risks in the context of our investment outlook. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through follow-on offerings, and to enhance stockholder returns.

mBloom Ventures, LLC

mBloom Ventures, LLC is a Hawaii-based firm specializing in venture-backed, technology-focused investments. The firm also provides certain management and advisory services to its portfolio companies. The management team of mBloom Ventures, LLC has meaningful experience structuring, underwriting and financing private investment transactions for both public and private companies. The firm and its parent, Bump Networks Inc., employ a staff of 70 technical and administrative personnel in Maui, Hawaii and Venice, California.

mBloom Ventures, LLC, certain of its members and certain of its affiliates will contribute to us interests in ____ privately-held technology companies having a total of $_______ in deployed equity with a combined fair value immediately prior to the effective date of the registration statement, of which this prospectus is a part, of approximately $___ million (collectively, the “Initial Seed Assets”) in exchange for ______ shares of our common stock at $___ per share (the price per share on the cover page of the prospectus, less the sales load). The Initial Seed Assets to be held by us will be selected by our Advisor and approved by a majority of our independent directors based upon their consideration of the facts and circumstances of each Initial Seed Asset acquisition, including:

●            the nature and extent of any related person’s interest in the transaction;

●             whether the transaction is on substantially the same terms as those prevailing at the time;

●            comparable transactions with persons not affiliated with us;

●            the materiality of the transaction to us;

●             whether our Code of Ethics could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

●             whether the transaction is in our best interests; and

●             in the case of a non-employee director, whether the transaction would impair his independence.

      The Initial Seed Assets will comprise all of our assets as of the completion of this offering.  The Initial Seed Assets will be valued in accordance with the valuation process we take each quarter to determine the value of our portfolio.  Investments for which market quotations are readily available will be valued and recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter and may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities, see “Determination of Net Asset Value.”  We expect that the Initial Seed Assets and all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above.  As a result, there will be uncertainty with respect to the value of the Initial Seed Assets and all of our portfolio investments.

The purchase of the Initial Seed Assets will be made prior to our election to become a business development company under the 1940 Act.  If the purchase were made after that election, the purchase would be an affiliated transaction prohibited under the 1940 Act, unless an exemptive order was obtained from the SEC.

Immediately prior to the completion of this offering, mBloom Business Development Company LLC will convert into mBloom Bentures Corporation, a Delaware corporation.

mBloom BDC Advisor

Our investment activities are managed by our investment advisor, mBloom BDC Advisor, pursuant to an investment management agreement. mBloom BDC Advisor is a registered investment advisor under the 1940 Act and an affiliate of mBloom Ventures, LLC and has its office in Hawaii and Venice, California. mBloom BDC Advisor will be responsible for sourcing investment opportunities, conducting industry research, performing due diligence on potential investments, structuring, negotiating and closing our investment transactions and monitoring our portfolio companies on an ongoing basis. mBloom BDC Advisor’s team will draw on its expertise in lending to predominantly privately-held borrowers in a range of sectors, including industrials and transportation, infrastructure, energy and natural resources, financials and real estate.

mBloom BDC Advisor will initially source investment opportunities through its deep community relationships within the technology market. mBloom BDC Advisor will also provide certain managerial services to our portfolio companies including capital markets, investor relations, consulting and other strategic services. We generally expect repayment of principal on the loans we make within five years with an ongoing participation in the business of the borrower companies. While our Board of Directors is not expected to approve each individual investment, our independent directors will periodically review the Advisor’s services and fees, as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether the fees and expenses (including those related to leverage) that we pay to our Advisor remain appropriate.

Under a separate administration agreement, mBloom BDC Advisor also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. mBloom BDC Advisor has no prior experience managing or administering a business development company.

Portfolio Companies

As of December 30, 2014, we have not yet invested in any portfolio companies. However, as described under “mBloom Ventures, LLC” above, we intend to primarily acquire equity interests in privately-held technology companies.

Investment Team

Arben Kryeziu has principal management responsibility for mBloom Ventures Corporation, assisted by Reid Dabney, our Chief Financial Officer. Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe that this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford us a competitive advantage in identifying and investing in private technology and cleantech companies.

Investment Strategy

We seek to invest in business ideas from dedicated, passionate founders with defensible product or service concepts that solve real problems in a large underlying market that exceeds $1 billion in size. We seek to invest in early stage, disruptive technology products that have a strong technology core, a compelling product idea, and a high probability of potential return on investment. The following is a summary description of the types of assets in which we may invest, the investment strategies we may use and the attendant risks associated with our investments and strategies.

Venture Capital Investments. We define venture capital as the money and resources made available to privately-held start-up firms and privately-held and publicly-traded small businesses with exceptional growth potential. These businesses can range from pre-revenue to generating positive cash flow. Most of our long-term venture capital investments are in thinly-capitalized, unproven, small companies focused on commercializing risky technologies. These businesses also tend to lack management depth, have limited or no history of operations and have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments may never realize their potential, and some may be unprofitable or result in the complete loss of our investment.

We acquire our investments through direct investments in private companies, negotiations with selling shareholders and in organized secondary marketplaces for private securities. Our current focus is on investing in late-stage private companies, particularly those with potential for near-term liquidity realizations by way of an IPO or acquisition.

In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

●             recruiting management,

●             formulating operating strategies,

●             formulating intellectual property strategies,

●             assisting in financial planning,

●             providing management in the initial start-up stages, and

●             establishing corporate goals.

Equity, Equity-related Securities and Debt with Equity Features. We may invest in equity, equity-related securities and debt with equity features. These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, stock options or other rights to acquire any of the foregoing securities.

We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

Warrants, stock options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and stock options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or stock option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or a stock option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

Debt Obligations. We may hold debt securities, including those of privately-held and thinly-traded public companies, for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and agency securities, rated and unrated municipal bonds, commercial paper, bankers’ acceptances, receivables or other asset-based financing, notes, bonds, debentures or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support; subordination; purchase price; interest payments; and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development-stage entities. Additionally, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations. Convertible bridge notes will generally not be expected to generate cash payments to us, nor will they be held for that purpose. Our convertible bridge notes and the interest accrued on them are intended to be held for the purpose of potential conversion into equity at a future date.

Our investments in debt obligations may be of varying quality, including non-rated, unsecured, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as “junk bonds,” including our venture debt investments, are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capability to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

Foreign Securities. We may make investments in securities of issuers whose principal operations are conducted outside the United States, and whose earnings and securities are stated in a foreign currency. In order to maintain our status as a BDC, our investments in non-qualifying assets, including the securities of companies organized outside the United States, would be limited to 30% of our assets, because we must invest at least 70% of our assets in “qualifying assets,” and securities of foreign companies are not “qualifying assets.”

Intellectual Property. We believe there is a role for organizations that can assist in technology development and transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions. Our form of investment may be:

●             funding research and development in the development of a technology,

●             obtaining licensing rights to intellectual property or patents,

●             acquiring intellectual property or patents, or

●             forming and funding companies or joint ventures to commercialize further intellectual property development.

Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income or some other form of remuneration. In order to satisfy RIC requirements, these investments will normally be held in an entity taxable as a corporation. Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment, as well as additional risks, including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience, as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development-stage or start-up company, as discussed under “Venture Capital Investments” below.

Favorable Recent Legislation

We believe recent federal legislation and regulations proposed by the SEC, summarized below, will significantly enhance the ability of qualified privately-owned businesses to access the public markets and provide liquidity for our investments.

●             The JOBS Act is intended to spur job creation and economic growth and should improve access to the capital markets for start-up and emerging companies through such features as an “IPO on-ramp” for emerging growth companies (“EGCs”).

●             Proposed revisions to Regulation A under Title IV of the JOBS Act, commonly referred to as “Regulation A+”, present the potential for creating an “intermediate” class of public securities between privately-placed securities under Regulation D and those securities registered under the Securities Act and listed for trading on a national securities exchange, thereby giving a much broader variety of issuers and businesses the ability to offer their securities to an expanded segment of the population.

●             Preemption of state securities regulation under Title IV of the JOBS Act (Title IV) will allow securities that are (i) listed on a national securities exchange or (ii) sold to “qualified purchasers,” as defined by the SEC, to be sold pursuant to Regulation A+.

Continued Legislative Activity

In 2014, the House Financial Services Committee continued its legislative activity toward improving the access to capital for small businesses by passing several bills designed to promote capital formation, reduce regulatory costs, eliminate duplicative regulation and modernize and simplify securities regulations.

Master Limited Partnership Parity Act

Congress is considering passing legislation that, through beneficial tax treatment and other changes to the law, expand the ability of master limited partnerships to invest in renewables by treating renewable energy income as “good” income for purposes of the 90% qualifying income test and (ii) permitting solar projects to be “qualifying” assets for real estate investment trusts. The Master Limited Partnership Parity Act simply expands the definition of “qualified” sources to include clean energy resources and infrastructure projects. Specifically included are those energy technologies that qualify under Sections 45 and 48 of the tax code, including wind, closed and open loop biomass, geothermal, solar, municipal solid waste, hydropower, marine and hydrokinetic, fuel cells and combined heat and power.

Risks Summary

An investment in our common stock is subject to risks. The following is a summary of risks you should carefully consider before investing in shares of our common stock. In addition, see “Risks” beginning on page 19 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock. For additional information regarding conflicts of interest that may arise out of the investment advisory activities of our Advisor, also see “Certain Relationships and Related Party Transactions.”

                ●               Our investments in small to mid-sized companies and publicly-traded microcap companies that we are targeting may be extremely risky and we could lose all or part of our investments

    ●               Because our investments are not in exchange-traded securities, there will be uncertainty regarding the value of our portfolio investments

      ●               We may not realize gains from our equity investments and, because certain of our portfolio companies are likely to incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies

    ●              It is expected that many of our portfolio companies will experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit

    ●               The lack of liquidity in, and potentially extended duration of, many of our investments may adversely affect our business and will delay any distributions of gains, if any

    ●               Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experience a market downturn

    ●               Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns

    ●              We may be limited in our ability to make follow-on investments, for a number of reasons, including financial or regulatory restrictions, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio

    ●               We operate in a highly competitive market for direct equity investment opportunities

    ●              We will generally make non-controlling investments and are subject to the risks that other significant shareholders may have interests that differ from those of the portfolio company or minority investors.

    ●              There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

    ●               Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks.

    ●               We are dependent upon our executive officers and our Advisor’s senior investment team and members of its Investment Committee, and in particular, Arben Kryeziu, for our success and upon our Advisor’s access to such individuals pursuant to an investment management agreement. If our Advisor were to lose such access, our ability to achieve our investment objectives could be significantly harmed.

    ●              Our ability to enter into transactions with our affiliates and to make investments along with our affiliates is restricted by the 1940 Act, which may limit the scope of investment opportunities available to us.

    ●              If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

    ●              Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

    ●              Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

    ●              Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

    ●              Our Advisor, which also will serve as our administrator, can resign upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could materially and adversely affect our financial condition, results of operations and cash flows.

    ●             Our incentive fee may induce our Advisor to pursue speculative investments and to use leverage when it may be unwise to do so.

    ●              Our Advisor’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

    ●               If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

    ●              Our common stock may trade below its net asset value per share, which may limit our ability to raise additional equity capital.

Market Opportunity

We believe an attractive market opportunity exists for us as a provider of pre-IPO financing to emerging growth companies that meet our investment criteria for the following reasons:

Recent federal securities regulatory reforms. We believe reforms provided for in the JOBS Act, which were designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly.

Lack of liquidity and attractive pricing. We believe a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. Therefore, we believe that lenders to small-to-mid-sized private companies in particular will continue to benefit from attractive pricing.

Need for pre-IPO financing. As a result of the changing IPO market conditions over the last several years, we believe microcap and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process.

Favorable IPO market conditions. While capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments, the U.S. IPO market is currently experiencing one of its best years since 2007. We believe there are three primary technical drivers that determine the overall number of completed IPOs: (i) volatility; (ii) recent IPO performance; and (iii) equity market trends. At the end of the second quarter of 2014, we believe each of these technical indicators were at favorable levels.

Non-controlling investment structure. We believe we can be a provider of choice for pre-IPO financing. Since we do not require board seats, observation rights or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.

Realized Gains

Our primary source of investment return will be generated from net gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and, to a lesser extent, is acquired. We are typically prohibited from exiting investments in our publicly-traded portfolio companies following their IPO until the expiration of the customary 180-day lock-up period. We may dispose of these securities at our discretion at any time following the lockup period based on our investment adviser’s business judgment. However, we will have no ability to mitigate the high volatility that is typically characteristic of IPO aftermarket trading and is driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float and the potential selling activities of other pre-IPO investors and, possibly, management.

Competitive Advantages

We believe we have the following competitive advantages over other capital providers to technology and cleantech companies.

Management experience and expertise. Arben Kryeziu has principal management responsibility for mBloom, assisted by Reid Dabney, our Chief Financial Officer. Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford us a competitive advantage in identifying and investing in private technology and cleantech companies.

Disciplined investment approach with strong value orientation. The Investment Advisor intends to employ a disciplined approach in selecting investments that meet value-oriented investment criteria. Our value-oriented investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Advisor intends to be highly selective in deploying our capital. The Advisor does not intend to pursue short-term origination targets. We believe this approach should enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through the Advisor, intend to conduct a rigorous due diligence process that draws from the Advisor’s investment experience, industry expertise and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns. The Advisor will seek to maximize the potential for capital appreciation. In making investment decisions, the Advisor will seek to pursue and invest in companies that meet several of the following criteria:

●             outstanding technology;

●             barriers to entry (i.e., patents and other intellectual property rights);

●             experienced management team;

●             established financial sponsors that have a history of creating value with portfolio companies;

●             strong competitive industry position; and

●             viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Advisor intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through research capability and established network. We believe the expertise of the Advisor’s management team will enable the Advisor to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community and corporate partners with whom Mr. Kryeziu has long-term relationships. We believe the team’s broad network of contacts within the investment, commercial banking, private equity and investment management communities, in combination with his strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly-traded model. Unlike many private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate better returns on invested capital and at the same time enable us to be a better long-term partner for our portfolio companies.

BDC Formation Transaction

Immediately prior to the completion of this offering, mBloom Business Development Company LLC will convert into mBloom Ventures Corporation, a Delaware corporation (the “Formation Transaction”).

Conflicts of Interest

mBloom Ventures, LLC will continue to operate its existing investment funds and may form new funds in the future. We may from to time have opportunities to co-invest with mBloom Ventures, LLC and its affiliates. The 1940 Act may prohibit us from making certain negotiated co-investments with mBloom Ventures, LLC and its affiliates unless we receive an order from the SEC permitting us to do so. Subject to this restriction on co-investments with affiliates, mBloom BDC Advisor will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with mBloom BDC Advisor’s allocation policies, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by mBloom BDC Advisor and its affiliates.

To the extent we compete with entities managed by mBloom BDC Advisor or any of its affiliates for a particular investment opportunity, mBloom BDC Advisor will allocate investment opportunities among the entities for which such opportunities are appropriate, consistent with (i) its internal conflict-resolution and allocation policies, (ii) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (iii) certain restrictions under the 1940 Act regarding co-investments with affiliates. mBloom BDC Advisor’s allocation policies are intended to ensure that we may generally share equitably with other investment funds managed by mBloom BDC Advisor or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for us and such other investment funds.

Members of the mBloom BDC Advisor management team have historically managed investment vehicles with similar or overlapping investment strategies and have put in place an investment allocation policy that provides equitable allocation of investment opportunities consistent with the co-investment restrictions set forth under the 1940 Act. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, mBloom BDC Advisor will apply the investment allocation policy. mBloom BDC Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of those investment opportunities where co-investment with mBloom Ventures affiliated entities is permitted. When we engage in such permitted co-investments, we will do so in a manner consistent with mBloom BDC Advisor’s allocation policy. Generally, under this allocation policy, a fixed calculation based on the type of investment will be applied to determine the amount of each opportunity to be allocated to us. This allocation policy will be periodically reviewed by our investment advisor and approved by our board of directors, including a majority of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined by our Board of Directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations and allocations will be made similarly for other accounts. mBloom BDC Advisor seeks to treat all clients reasonably in light of the factors relevant to managing client accounts, however, in some instances, especially in instances of limited liquidity, the factors may not result in pro-rata allocations or in situations where certain accounts receive allocations where others do not. In situations where co-investment with other entities managed by mBloom BDC Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, mBloom BDC Advisor will need to decide whether we or such other entity or entities will proceed with the investment. mBloom BDC Advisor will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

We and mBloom BDC Advisor intend to submit to the SEC an application for an exemptive order permitting us to co-invest with other persons and entities affiliated with mBloom Ventures and/or managed by mBloom BDC Advisor if our board of directors determines that it would be advantageous for us to co-invest with such other persons and entities in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Certain Relationships and Related Party Transactions.”

Affiliates of mBloom BDC Advisor currently, and may in the future, have other clients with similar or competing investment objectives, including private funds and managed accounts that seek capital commitments and pursue an investment strategy similar to our strategy. In serving these clients, mBloom BDC Advisor and its affiliates may have obligations to other clients or investors in those entities. Our investment objective may overlap with such affiliated investment funds, accounts or other investment vehicles. mBloom BDC Advisor’s allocation procedures are designed to allocate investment opportunities among the investment vehicles managed by mBloom BDC Advisor and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more investment vehicles with similar investment strategies are actively investing, mBloom BDC Advisor will seek to allocate investment opportunities among eligible accounts on an alternating basis that is fair and equitable over time and consistent with its allocation policy. See “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” and “ — There may be conflicts related to obligations that mBloom BDC Advisor’s senior management and investment teams and members of its investment committee have to other clients.”

Additionally, under our incentive fee structure, mBloom BDC Advisor may benefit when we recognize capital gains and, because mBloom BDC Advisor determines when a holding is sold, mBloom BDC Advisor controls the timing of the recognition of capital gains. See “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” and “ — Our incentive fee structure may create incentives for mBloom BDC Advisor that are not fully aligned with the interests of our stockholders.” In addition, because the base management fee that we will pay to mBloom BDC Advisor is based on our average adjusted gross assets, mBloom BDC Advisor may benefit when we incur indebtedness.

In addition, certain private investment funds managed by members of the management team of mBloom BDC Advisor hold controlling or minority equity interests, or have the right to acquire such equity interests, in certain of the portfolio companies in which we will hold a debt investment immediately following the completion of the offering. The Advisor intends to allocate investment opportunities and make investment decisions involving the Company’s portfolio investments in a fair and equitable manner consistent with the Company’s investment objectives and strategies so that the Company is not disadvantaged in relation to the Advisor or any of its other affiliates.  The Advisor will evaluate the relative benefits and risks to the Company with respect to investment decisions involving portfolio companies in which the Advisor holds interests or is otherwise affiliated and confer with the Company regarding such decisions and any related risks to ensure that the Company will not be unfavorably affected by potential conflicts of interest.  The Advisor will not be permitted to take any action with respect to the Company’s portfolio companies that the Company deems to be less advantageous to the Company than to the Advisor or would otherwise constitute a prohibited joint transaction under Section 57 of the 1940 Act.

Operating and Regulatory Structure

We are a newly organized, externally-managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the 1940 Act and will use leverage but will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See “Regulation.” We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, commencing with our taxable year ending on December 31, 2014. See “Tax Matters.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends if we meet certain source-of-income, distribution and asset diversification requirements.

Company Information

Our administrative and executive offices are located at 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732, and our telephone number is (808) 446-7991. We maintain a website at www.mbloom.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

THE OFFERING

The offering
We are offering ________ shares of our common stock through a group of underwriters represented by _____________. We have granted the underwriters the option to purchase up to an additional _____ shares of our common stock at the initial public offering price, less the sales load, within 30 days after the date of this prospectus solely to cover over-allotments, if any.

Common stock outstanding after this offering	_______ shares, excluding ________ shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Proposed Nasdaq trading symbol	MBVC
Use of proceeds
The net proceeds of the offering are estimated to be approximately $____ million (approximately $____ million if the underwriters exercise their option to purchase additional shares in full), in each case assuming an initial public offering price of $___ per share, after deducting the underwriting discounts and commissions and estimated offering and organizational expenses payable by us.

We intend to use the net proceeds to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period.

We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  We cannot assure you that we will achieve our targeted investment timing. S ee “Use of Proceeds.”

Investment management agreement
We have entered into an investment management agreement with mBloom BDC Advisor, under which mBloom BDC Advisor, subject to the overall supervision of our Board of Directors, manages our day-to-day operations and provides investment advisory services to us.

For providing these services, mBloom BDC Advisor receives a base management fee from us at an annual rate of 2% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that mBloom BDC Advisor will be entitled to an incentive fee of 20%.

The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2014, will equal 20% of the “Incentive Fee Capital Gains,” if any, which will equal the realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees for that calendar year.

The investment management agreement also provides that we will reimburse mBloom BDC Advisor for certain costs and expenses incurred by mBloom BDC Advisor. See “The Advisor — Investment Management Agreement.”

Distributions
The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.

Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a regulated investment company under subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Matters.”

Custodian and Transfer Agent	________ serves as our Custodian and Continental Stock Transfer & Trust Co . serves as our Transfer Agent. See “Custodian and Transfer Agent.”
Leverage
We do not currently have any specific plans to incur debt or use leverage.  However, in the future, we may borrow money or issue debt securities or preferred stock within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. We will not incur debt, use leverage or issue any debt securities or preferred stock during the 12 months following the completion of this offering. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. See “Risks.”

Trading at a discount
Shares of closed-end investment companies, including BDCs, can trade at a discount to their net asset value (“NAV”). The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. Our NAV immediately following this offering will reflect reductions resulting from the sales load and the amount of our organization and offering expenses. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.

Dilution
Purchasers in this offering will experience immediate dilution, which, at an assumed initial public offering price of $___ per share, will be approximately $___ per share. See “Dilution” for more information.

Dividend reinvestment plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Anti-takeover provisions
Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Capital Stock.”

Lock-up agreement
We, mBloom BDC Advisor, the management team of mBloom BDC Advisor, our officers, directors and any stockholder who owns 1% or more of our outstanding common stock at the time immediately prior to the effective date of the registration statement, of which this prospectus is a part, will be subject to a 180-day lock-up agreement with the underwriters of this offering. See “Shares Eligible for Future Sale — Lock-Up Agreements” and “Underwriting.”

Administrator
Under a separate administration agreement, mBloom BDC Advisor will also serve as our administrator. As administrator, mBloom BDC Advisor will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse mBloom BDC Advisor for its costs in providing these services.

Risks	An investment in our common stock is subject to risks. Certain of these risks are as follows:

●             unstable equity and debt capital markets,

●             potential credit losses,

●             risks associated with the use of leverage,

●             lack of liquidity in our investment portfolio,

●             risks related to changing interest rates,

●             risks associated with investing in small- to mid-sized companies,

●             competition for investment opportunities,

●             conflicts of interest between us, mBloom BDC Advisor and mBloom Ventures, LLC,

●             our ability to qualify and maintain our qualification status as a RIC and as a business development company,

●             our inexperience operating a business development company,

●             our inability to obtain certain relief from the SEC,

●             our ability to manage our business effectively,

●             risky nature of the securities in which we invest,

●             our limited ability to invest in larger public companies,

●             potential divergent interests of mBloom BDC Advisor and our stockholders arising from our incentive fee structure,

●             ability of mBloom BDC Advisor to manage our investments effectively, and

●             our ability to invest in qualifying assets.

See “Risks” beginning on page 19 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

Available information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.mbloom.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly-filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732, or by calling us at (808) 446-7991. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in our company.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	__%	(1)
Offering expenses (as a percentage of offering price)	__%	(2)
Dividend Reinvestment Plan fees	__%	(3)
Total stockholder transaction expenses (as a percentage of offering price)	__%

Estimated Annual Expenses (as a percentage of net assets attributable to common shares):
Base management fees	__%	(4)
Incentive fees payable under the Investment Management Agreement ( at 20% for investment income and capital gains)	__%	(5)
Interest payments on borrowed funds	__%	(6)
Other expenses	__%	(7)

Total annual expenses (estimated)	__%
____________________

(1)
The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, is the only sales load being paid in connection with this offering.

(2)
Amount reflects estimated offering expenses (inclusive of amounts we are obligated to reimburse mBloom Ventures, LLC and certain of its affiliates for certain Company organizational expenses and costs related to the offering, including professional fees, office-related expenses and other corporate expenses and Nasdaq listing fees, that they have advanced on our behalf) of approximately $________.

(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”

(4)
Our base management fee under the investment management agreement is based on our gross assets. The term “gross assets” includes any assets acquired with the proceeds of leverage. See “The Advisor — Investment Management Agreement.” The base management fee assumes borrowings to fund investments of $___ million at the end of our first 12 months of operations.

(5)
Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within three months in accordance with our investment objective. We expect that during this period we will not have any capital gains. However, we expect that the amount of our net operating income will exceed the quarterly minimum hurdle rate discussed below. As a result, we anticipate paying incentive fees in the first year after the completion of this offering.

The incentive fee consists of two components:

The first component, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash.  Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Advisor to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal the realized capital gains for each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees for that calendar year. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2014. For a more detailed discussion of the calculation of this fee, see “The Advisor — Investment Management Agreement.”

(6)
We do not plan to incur significant leverage, or to pay significant interest in that respect, until after most of the proceeds of this offering are invested in accordance with our investment objective and do not intend to incur leverage during our first year of operations in excess of ___% of our average total assets after giving effect to such leverage. The table assumes (i) that we borrow for investment purposes up to an amount equal to ___% of our average total assets (average borrowing of $___ million out of average total assets of $___ million) and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $___ million.

(7)
Includes estimated organizational expenses and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overheard and other expenses (including reimbursement of travel expenses incurred by the Advisor in connection with investment due diligence)  incurred by our administrator in performing its obligations under the administration agreement. See “The Advisor — Administration Agreement.”

Hypothetical Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our outstanding indebtedness and annual operating expenses remain at the levels set forth in the Fees and Expenses table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  As the incentive fee under the investment management agreement is payable only on realized capital gains, this illustration assumes that the entire 5% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5% annual return, our expenses and returns to our investors would be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market on the payment date fixed by our Board of Directors for such distribution. The market price per share on that date shall be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Investing in shares of our common stock involves a number of significant risks. Before you invest, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in shares of our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Certain Risks in the Current Environment

Capital markets are currently recovering from a period of disruption and instability, which may continue for some time. These market conditions have materially and adversely affected equity and debt capital markets in the United States and abroad, which could have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Raising equity capital may be difficult because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the United States and global financial markets and the economy of the United States and the global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Reform Act (the “Dodd-Frank Act”) became effective in July 2010, although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act. Nevertheless, the Dodd-Frank Act may have a material adverse impact on the financial services industry as a whole and on our business, results of operations and financial condition. Accordingly, we cannot predict the effect the Dodd-Frank Act or its implementing regulations will have on our business, results of operations or financial condition.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations or natural disasters could further weaken the domestic and global economies and create additional uncertainties, which may negatively impact the businesses in which we intend to invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Business

We have not yet identified all of the portfolio company investments we intend to acquire using the proceeds of this offering.

We have not yet identified all of the potential investments for our portfolio that we will purchase following this offering. As a result, you will only be able to evaluate the initial portfolio company investments contributed to us by mBloom Ventures, LLC, certain of its members and certain of its affiliates prior to purchasing shares of our common stock. Additionally, mBloom BDC Advisor will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty and, thus, the risk of investing in our common stock.

Our income may be substantially lower initially than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with no operating history.

We were formed in October 2014 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us three months to invest substantially all of the net proceeds of this offering in accordance with our investment objective. During this period, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, and other investment securities, which we expect may earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objective. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. Alternatively, our distributions may exceed the income we receive on investments until such time as our portfolio is more fully invested, in which event you may receive a return of capital.

We may suffer credit losses in our debt financing activities.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss and, therefore, an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities and preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

●
our shares of common stock would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

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if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

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our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

●	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

●	publicly-issued debt securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

●	common stockholders will bear all the costs associated with any debt securities and preferred stock issued by us; and

●
any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our shares of common stock with respect to divident payment preferences, liquidation preferences, redemption rights, voting powers, pre-emptive (first refusal) rights and ranking within our capital structure.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities and preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities,” only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

Initially, our portfolio will be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

Immediately prior to the completion of this offering, we will acquire from mBloom Ventures, LLC, certain of its members and certain of its affiliates a portfolio consisting of equity interests in privately-held technology companies. The number of portfolio companies may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we are required to write down the value of any one investment. Beyond the asset diversification requirements applicable to RICs under Subchapter M of the Code, we do not have fixed guidelines for asset diversification, and our investments could be concentrated in relatively few portfolio companies.

To the extent that future investments generate payments of in-kind interest, the principal balances of the investments may increase over time and result in an increase in our portfolio’s concentration in these specific investments.  Additionally, securities with payment of in-kind interest may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies and public companies not listed on a national securities exchange. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. To maintain our BDC and RIC elections that we intend to make, we may have to dispose of investments if they do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The equity and debt securities in which we invest, which we anticipate will be most of our investment portfolio, will be valued at fair value as determined in good faith by or under the direction of our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs under Subchapter M of the Code, we do not have fixed guidelines for asset diversification, and our investments could be concentrated in relatively few portfolio companies.

Investments in our portfolio are not rated by any rating agency.

Debt securities in which we intend to invest in the future are typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of investments we hold that contain fixed interest rates and also could increase our interest expense on any debt we may incur, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

If mBloom BDC Advisor is unable to manage our investments effectively, we may be unable to achieve our investment objectives.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of mBloom BDC Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will largely be a function of mBloom BDC Advisor’s handling of the investment process, its ability to provide competent, attentive and efficient services to us and our access to investments offering acceptable terms.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, such as payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level federal income tax. See “Tax Matters — Taxation of the Company.”

We may be required to pay incentive fees on income accrued, but not yet received in cash.

If a portfolio company defaults on a loan that provides for accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. The Advisor will not be under any obligation to reimburse us for any part of the incentive fee that the Advisor received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may be able to pay dividends that consist, in part, of our stock to satisfy the RIC annual distribution requirement. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2014 could be payable in our stock (determined without taking into account the dividend reinvestment plan). Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of any distributions paid to you may constitute a return of capital.

Although we intend to pay distributions on a monthly basis to our stockholders out of assets legally available for distribution upon the completion of this offering, we cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or provide year-to-year increases in cash distributions. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions.

Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, projected earnings, financial condition, maintenance of RIC status, compliance with applicable BDC and SBA regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal income tax purposes.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, and those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC or to the requirements to obtain and maintain RIC status. These competitive pressures may have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investment advisor has never managed a business development company or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs. Business development companies are required, for example, to invest at least 70% of their total assets in qualifying assets, which generally include securities of private companies or U.S. public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. Moreover, qualification for treatment as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor mBloom BDC Advisor has any experience operating under these constraints. These constraints may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon the senior management personnel of our investment advisor for our future success, and if our investment advisor is unable to retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of mBloom BDC Advisor, particularly Arben Kryeziu, as well as other key investment personnel, for the identification, final selection, structuring, closing and monitoring of our investments. These members of mBloom BDC Advisor’s senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to mBloom BDC Advisor. The departure of any of the members of mBloom BDC Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that mBloom BDC Advisor will remain our investment advisor or our administrator. It is expected that Mr. Kryeziu will devote approximately half of his working time to our company, and that the balance of Mr. Kryeziu’s working time may be devoted to other business and investment activities.

mBloom BDC Advisor will have the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor, mBloom BDC Advisor, will have the right, under the investment management agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If mBloom BDC Advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by mBloom BDC Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We may not be able to renew or otherwise extend the term of the investment management agreement on the same economic terms or on economic terms that would be no less favorable to us than those in effect during the initial term of the investment management agreement, which could adversely affect our results of operations.

Upon the expiration of the term of our investment management agreement, in the event that we want mBloom BDC Advisor to continue to serve as our investment advisor, we may not be able to renew or otherwise extend the term of the investment management agreement on the same economic terms or on economic terms that would be no less favorable to us than those in effect during the initial term of the investment management agreement, unless mBloom BDC Advisor is willing to do so, which could result in increased compensation payable by us to mBloom BDC Advisor thereafter and adversely affect our results of operations.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We intend to elect to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will qualify to be taxed as a RIC under the Code and will not have to pay corporate-level federal income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level federal income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage, may prevent us from incurring debt or issuing preferred stock, and may require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our Board of Directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our investment objectives, operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect changes to our current investment objectives, operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when mBloom BDC Advisor, its senior management and investment teams, and members of its investment committee have interests that differ from those of our stockholders, giving rise to a conflict of interest. As a result, members of the management team of mBloom BDC Advisor may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, members of the management team of mBloom BDC Advisor may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

There may be conflicts related to obligations that mBloom BDC Advisor’s senior management and investment teams and members of its investment committee have to other clients.

The members of the senior management and investment teams, and the investment committee of mBloom BDC Advisor serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by mBloom BDC Advisor or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Arben Kryeziu and other members of senior management have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of mBloom BDC Advisor. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of mBloom BDC Advisor currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of mBloom BDC Advisor for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, mBloom BDC Advisor. mBloom BDC Advisor will seek to allocate investment opportunities among eligible accounts on an alternating basis that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time. mBloom BDC Advisor has agreed with our Board of Directors that when we are able to co-invest with other investment funds managed by affiliates of mBloom BDC Advisor allocations among us and other investment funds will generally be made based on capital available for investment in the asset class being allocated. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors or as imposed by applicable laws, rules, regulations or interpretations. In situations where we cannot co-invest with other investment funds managed by affiliates of mBloom BDC Advisor, the investment policies and procedures of mBloom BDC Advisor generally require that such opportunities be offered to us and such other investment funds on an alternating basis. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

mBloom BDC Advisor may, from time to time, possess material non-public information, limiting our investment discretion.

mBloom BDC Advisor and members of its senior management and investment teams, and investment committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our management and incentive fee structure may create incentives for mBloom BDC Advisor that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management fees to mBloom BDC Advisor. These fees are based on our gross assets, including assets acquired with the use of leverage. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, mBloom BDC Advisor will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, mBloom BDC Advisor may benefit when capital gains are recognized and, because mBloom BDC Advisor determines when a holding is sold, mBloom BDC Advisor controls the timing of the recognition of such capital gains. Our Board of Directors is charged with protecting our interests by monitoring how mBloom BDC Advisor addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each investment, our independent directors will periodically review mBloom BDC Advisor’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, mBloom BDC Advisor or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to mBloom BDC Advisor that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may present a conflict of interest for mBloom BDC Advisor to the extent that it may encourage mBloom BDC Advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. mBloom BDC Advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because mBloom BDC Advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

We expect that a substantial portion of our portfolio investments will consist of securities that are not publicly traded.  As a result, our Board of Directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from mBloom BDC Advisor will prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our Board of Directors, including Arben Kryeziu, have a pecuniary interest in mBloom BDC Advisor. The participation of mBloom BDC Advisor’s investment professionals in the valuation process and the pecuniary interest in mBloom BDC Advisor by certain members of our Board of Directors, could result in a conflict of interest as the management fee that we will pay mBloom BDC Advisor is based on our gross assets.

Conflicts related to other arrangements with mBloom BDC Advisor exist.

We will rent office space from mBloom BDC Advisor and pay to mBloom BDC Advisor our allocable portion of overhead and other expenses incurred by mBloom BDC Advisor in performing its obligations under the administration agreement, such as our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This will create conflicts of interest that our Board of Directors must monitor. See “Certain Relationships and Related Party Transactions.”

The investment management agreement and administration agreement with mBloom BDC Advisor were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to mBloom BDC Advisor, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint transactions” with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment advisor or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with our investment advisor or its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with our investment advisor’s other clients as otherwise permissible under regulatory guidance, applicable regulations and mBloom BDC Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by mBloom BDC Advisor and approved by our Board of Directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our Board of Directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In situations where co-investment with other funds managed by mBloom BDC Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other mBloom BDC Advisor clients, mBloom BDC Advisor will be required to decide which client will proceed with the investment. mBloom BDC Advisor will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by mBloom BDC Advisor or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment advisor.

We and mBloom BDC Advisor intend to seek exemptive relief from the SEC to permit us to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other funds managed by mBloom BDC Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment by us and other funds managed by mBloom BDC Advisor and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with funds managed by mBloom BDC Advisor or its affiliates in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. There can be no assurance that we will obtain exemptive relief or that if we do obtain such relief it will be obtained on the terms we have outlined in our request. We expect that such exemptive relief permitting co-investments, if granted, would apply only if our independent directors review and approve each co-investment.

Our ability to sell or otherwise exit investments in which affiliates of mBloom BDC Advisor also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Portfolio Companies.” Certain private funds advised by members of the management team of the Advisor also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We intend to seek exemptive relief in relation to certain joint transactions, however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

mBloom BDC Advisor’s liability and the liability of its officers, directors, employees and affiliates will be limited under the investment management agreement, and we have agreed to indemnify mBloom BDC Advisor against certain liabilities, which may lead mBloom BDC Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the investment management agreement, mBloom BDC Advisor and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except for acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of mBloom BDC Advisor’s members, directors, officers, employees, agents and control persons for liabilities incurred by them, and advancement by us to such parties of certain expenses incurred by them in defending associated claims, in connection with their services to us, subject to the same limitations and to certain conditions. These protections may lead our investment advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on the communications and information systems of our investment advisor. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

We will incur significant costs as a result of being a publicly-traded company.

As a publicly-traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

If we are unable to manage our growth, our results of operations could suffer.

Rapid growth of our portfolio would require expanded portfolio monitoring, increased personnel, expanded operational and financial systems and new and expanded control procedures. Our Adviser may be unable to attract sufficient qualified personnel or successfully manage expanded operations. As our portfolio expands, we may periodically experience constraints that would adversely affect our Adviser's ability to identify and capitalize on investment opportunities, conduct a thorough and efficient diligence and credit analysis, close financing transactions in a timely fashion and/or effectively monitor our portfolio companies. Failure to manage growth effectively could materially and adversely affect our financial condition, results of operations and cash flows.

Risks Related to Our Investments

We may not realize gains from our equity investments.

When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our limited investments in convertible debt securities may be very risky and highly speculative.

We expect that a smaller portion of our investment portfolio will consist of convertible debt securities (with an equity component) issued to small- to mid-sized private companies and public companies not listed on a national securities exchange.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

When we invest in convertible debt , we may acquire equity securities as well. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in small- to mid-sized private companies and public companies not listed on a national securities exchange involves a number of significant risks. See “— Our investments in small- to mid-sized portfolio companies may be risky, and you could lose all or part of your investment” below.

Our investments in small to mid-sized portfolio companies may be risky, and you could lose all or part of your investment.

Investments in small- to mid-sized private companies and public companies not listed on a national securities exchange involve a number of significant risks. Generally, little public information exists about these companies, particularly the private companies, and we are required to rely on the ability of mBloom BDC Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Small- to mid-sized companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may exacerbate the risk of potential default. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small to mid-sized companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Small to mid-sized companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

Our portfolio may be concentrated in a limited number of portfolio companies or market sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or market sectors experiences a market downturn.

A consequence of a limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.  Beyond the asset diversification requirements applicable to RICs under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers.  In addition, our investments may be concentrated in a limited number of market sectors, including in technology-related sectors.  As a result, a downturn in any market sector in which a significant number of our portfolio companies operate could materially adversely affect us.

Technology-related sectors in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence and periodic downturns.

Given the experience of mBloom BDC Advisor within the technology and cleantech space, we expect that a number of the companies with respect to which we invest will operate in technology-related sectors.  The revenues, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically.  In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives.  As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any equity securities that we may hold.  This could, in turn, materially adversely affect our business, financial condition and results of operations.

Investing in technology sector companies poses specific risks that could adversely impact the financial performance and results of operations of those companies due to breaches of their cybersecurity systems that degrade their ability to conduct business operations and deliver products and services to their customers, delay their ability to recognize revenue, compromise the integrity of their software products, result in significant data losses and the theft of intellectual property, damage their reputation, expose them to liability to third parties and require them to incur significant additional costs to maintain the security of their networks and data.

Technology sector companies increasingly depend upon their IT systems to conduct virtually all of their business operations, ranging from internal operations and product development activities to marketing and sales efforts and communications with their customers and business partners.  Computer programmers have attempted to penetrate many technology companies’ network security and websites.  Such cyberattacks threaten to misappropriate proprietary information and cause interruptions of their IT services.  Because the techniques used by such computer programmers to access or sabotage networks change frequently and may not be recognized until launched against a target, technology sector companies may be unable to anticipate these techniques.  In addition, sophisticated hardware and operating system software and applications that they produce or procure from third parties may contain defects in design or manufacture, including “bugs” and other problems, that could unexpectedly interfere with the operation of the system.  These companies may also outsource a number of business functions to third party contractors, and their business operations also depend, in part, on the success of their contractors’ own cybersecurity measures.  Similarly, technology sector companies rely upon distributors, resellers, system vendors and systems integrators to sell their products and their sales operations depend, in part, on the reliability of their cybersecurity measures.  Additionally, technology sector companies depend upon their employees to appropriately handle confidential data and deploy their IT resources in a safe and secure fashion that does not expose their network systems to security breaches and the loss of data.  Accordingly, if technology sector companies’ cybersecurity systems and those of their contractors fail to protect against unauthorized access, sophisticated cyberattacks and the mishandling of data by their employees and contractors, the companies’ ability to conduct their business effectively could be damaged in a number of ways, including:

●	sensitive data regarding their business, including intellectual property and other proprietary data, could be stolen;

●
the companies’ electronic communications systems, including email and other methods, could be disrupted, and their ability to conduct business operations could be seriously damaged until such systems can be restored and secured;

●
the companies’ ability to process customer orders and electronically deliver products and services could be degraded, and their distribution channels could be disrupted, resulting in delays in revenue recognition;

●
defects and security vulnerabilities could be exploited or introduced into their software products, thereby damaging the reputation and perceived reliability and security of their products and potentially making the data systems of their customers vulnerable to further data loss and cyberincidents; and

●	personally identifiable data of their customers, employees and business partners could be stolen or lost.

Should any of the above events occur, technology sector companies could be subject to significant claims for liability from their customers, regulatory actions from governmental agencies, their ability to protect intellectual property rights could be compromised and their reputation and competitive position could be significantly harmed.  Also, the regulatory and contractual actions, litigations, investigations, fines, penalties and liabilities relating to data breaches that result in losses of personally identifiable or credit card information of users of their services can be significant in terms of fines and reputational impact and necessitate changes to their business operations that may be disruptive to those companies.  Additionally, technology sector companies could incur significant costs in order to upgrade their cybersecurity systems and remediate damages.  Consequently, investing in technology sector companies poses specific risks that could adversely impact the financial performance and results of operations of those companies.

Our investment strategy includes investments in cleantech companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns and you could lose all or part of your investment.

We intend to invest in certain cleantech companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of cleantech companies can and often do fluctuate suddenly and dramatically. In addition, markets in which cleantech companies operate are generally characterized by abrupt business cycles and intense competition. The recent economic downturn resulted in substantial decreases in the market capitalization of many cleantech companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again and any future decreases in cleantech company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies operating in non-cleantech markets.

Because of rapid technological change, the average selling prices of products and some services provided by cleantech companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by cleantech companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Our portfolio companies may have limited operating histories and financial resources.

Our portfolio consists of investments in companies that have relatively limited operating histories. Generally, very little public information exists about these companies, and we are required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the recent recession and may have limited access to capital. These businesses also frequently have less diverse product lines and a smaller market presence than larger competitors and may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company's development. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively affect our investment returns.

In addition, our existing and future portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, some of our portfolio companies may do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. As a result, we may lose our entire investment in any or all of our portfolio companies.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our venture growth stage companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral securing our loans. Venture growth stage companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Venture growth stage companies may have also failed to properly obtain intellectual property ownership that, under intellectual property laws, by default resides with the personnel who created the intellectual property. Consequently, venture growth stage companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a venture growth stage company is found to infringe upon or misappropriate a third-party’s patent or other proprietary rights, that company could be required to pay damages to such third-party, alter its own products or processes, obtain a license from the third-party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the company's ability to service our debt obligation and the value of any equity securities that we own, as well as any collateral securing our obligation.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

We intend to invest primarily in secured debt issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking senior to debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

Loans that we make to portfolio companies may generally be prepaid by the borrower at any time, mostly at no premium to par. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. Prepayment of loans may reduce the achievable yield for us below the stated yield to maturity inherent in the loan if the capital returned cannot be invested in debt securities with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Co-investments with third parties may present additional risks not present in investments where a third party is not involved.

We may co-invest with third parties through joint ventures or other entities. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-investor may at any time have economic or business interests or goals which are inconsistent with those of the Company, or may be in a position to take action contrary to our investment objectives. In addition, we may be liable for actions of our co-investors. When we engage in such indirect investments, fees, including performance-based fees and/or asset-based fees, may be payable to such third parties by us, in addition to the fees already payable to our investment advisor.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our incentive fee may induce our investment advisor to make certain investments, including speculative investments.

The incentive fee payable by us to mBloom BDC Advisor may create an incentive for mBloom BDC Advisor to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to mBloom BDC Advisor is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage mBloom BDC Advisor to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, mBloom BDC Advisor receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, mBloom BDC Advisor may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to mBloom BDC Advisor with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of mBloom BDC Advisor as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

mBloom BDC Advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay mBloom BDC Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments may be in foreign securities that could involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a small portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional financial risks.

We may engage in currency, interest rate, commodity price or other hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

The lack of liquidity in our investments may materially and adversely affect our financial condition, results of operations and cash flows.

To the extent that we invest in equity or equity-linked securities of privately-held companies, there can be no assurances that a trading market will develop for the securities that we wish to liquidate, or that the subject companies will permit their shares to be sold through such marketplaces. A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities that continue to require private funding. This situation may adversely affect the amount of available funding for venture growth stage companies. A lack of initial public offering opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

Even if a subject portfolio company completes an IPO, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after the initial public offering. As a result, the market price of securities that we hold may decline substantially before we are able to sell these securities following an IPO.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our funds available for distribution and could materially and adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at fair value as determined in good faith by or under the direction of our Board. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our funds available for distribution in future periods and could materially and adversely affect our ability to service our outstanding borrowings.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments, and we may be subject to legal actions arising out of claims on distressed or bankrupt assets.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

We may also inherit ongoing legal actions in situations where we invest in securities that are distressed or bankrupt assets. Such investments are generally considered speculative and the costs of legal proceedings associated with the purchase of such assets may outweigh any profit or contribution those assets would make to the Company.

Risks Related to Our Operations as a BDC and a RIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly-traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

We will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We are required to disclose changes made in our internal controls and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an emerging growth company under the recently enacted JOBS Act, our independent registered public accounting firm is not required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years following the completion of our initial public offering. An independent assessment of the effectiveness of our internal controls could detect problems that our management's assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if eventually passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and, therefore, increase the risks associated with investing in our securities .

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2014 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. In order to qualify as a RIC, we must, in general, (1) annually derive at least 90 percent of our gross income from dividends, interest, and gains from the sale of securities and similar sources (the “Income Source Rule”); (2) quarterly meet certain investment asset diversification requirements; and (3) annually distribute at least 90 percent of our investment company taxable income as a dividend (the “Income Distribution Rule”). Any taxable investment company income not distributed will be subject to corporate level tax. Any taxable investment company income distributed generally will be taxable to shareholders as dividend income.

Although we may retain income and gains subject to the limitations described above (including paying corporate level tax on such amounts), we could be subject to an additional four percent excise tax if we fail to distribute 98 percent of our aggregate annual taxable income.

The Income Source Rule will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies or public companies not listed on a national securities exchange, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

The Income Distribution Rule for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If we fail to qualify for RIC tax treatment for any reason and become subject to corporate income tax on all of our income, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders. For additional information, see “Tax Matters.”

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.  We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.  As a result of this election, our financial statements may not be comparable to those of companies that comply with public company effective dates as to new or revised accounting standards.

We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three-year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million as of May 30 of any year.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

Risks Relating to this Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of approximately $___ per share because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the completion of this offering. Accordingly, investors in this offering will pay a price per share that exceeds our net asset value per share after the closing of the offering. See “Dilution.”

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us up to three months to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment strategy may result in a higher amount of risk and higher volatility or loss of principal than alternative investment options. Our investments in venture growth stage companies with secured loans, warrants and direct equity investments may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price you receive may be more or less than your original investment. NAV will be reduced immediately following our initial offering by the amount of the sales load and selling expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their NAV. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●
significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

●	changes in regulatory policies or tax guidelines, particularly with respect to BDCs or RICs;

●	loss of RIC status;

●	changes in earnings or variations in operating results;

●	changes in the value of our portfolio of investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

●	departure of key personnel from our investment advisor;

●	operating performance of companies comparable to us;

●	general economic trends and other external factors; and

●	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering. We will also pay operating expenses from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of our initial public offering, pending full investment, are used to pay operating expenses.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions, although not all forward-looking statements contain these expressions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	our inexperience operating a business development company;

●	our dependence on key personnel of our investment advisor and our executive officers;

●	our ability to maintain or develop referral relationships;

●	our ability to manage our business effectively;

●	our use of leverage;

●	uncertain valuations of our portfolio investments;

●	competition for investment opportunities;

●	potential divergent interests of our investment advisor and our stockholders arising from our incentive fee structure;

●	actual and potential conflicts of interest with our investment advisor;

●	constraint on investment due to access to material nonpublic information;

●	other potential conflicts of interest;

●	changes in interest rates;

●	the impact of a protracted decline in the liquidity of credit markets on our business and portfolio investments;

●	fluctuations in our quarterly operating results;

●	our ability to qualify and maintain our qualification as a RIC and as a business development company;

●	risks associated with the timing, form and amount of any dividends or distributions;

●	changes in laws or regulations applicable to us;

●	our ability to obtain exemptive relief from the SEC;

●	possible resignation of our investment advisor;

●	the general economy and its impact on the industries in which we invest;

●	risks associated with investing in lower middle-market companies;

●	our ability to invest in qualifying assets; and

●	our ability to identify and timely close on investment opportunities.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risks” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E(6)(2)(B) of the Exchange Act. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. However, to the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $50 million (approximately $___ million if the underwriters exercise their option to purchase additional shares in full), in each case assuming an initial public offering price of $___ per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $___ million payable by us.

We intend to use the net proceeds to make investments in portfolio companies in accordance with our investment objectives and for general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within  three months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment timing . In order to enhance our income in comparison to the income from cash equivalents and other short-term securities, during the period following this offering in which we may be originating our initial portfolio of secured debt, we may invest a portion of the net proceeds from this offering in additional secured loans that are available in the secondary market.

Pending investments in accordance with our investment objectives and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities, rated and unrated municipal bonds and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Advisor — Investment Management Agreement.”

DISTRIBUTIONS

The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments. However, if there are earnings or realized capital gains to be distributed, we intend to declare and pay a dividend at least annually.

We intend to elect and to qualify to be treated as a RIC under Subchapter M of the Code beginning with our taxable year ending December 31, 2014. To obtain RIC tax benefits, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of our assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Tax Matters.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of our senior securities may prevent us from making distributions.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will generally be subject to the same U.S. federal tax consequences as if they had received cash distributions equal to the fair market value of the shares received on the date of the distributions. Any dividends reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and incentive fee are determined and paid to mBloom BDC Advisor. See “Dividend Reinvestment Plan” and “The Advisor — Investment Management Agreement.”

FORMATION TRANSACTION

Immediately prior to the completion of this offering, mBloom Business Development Company LLC will convert into mBloom Ventures Corporation, a Delaware corporation.

After the completion of the Formation Transaction, mBloom Ventures, LLC, certain of its members and certain of its affiliates will contribute to us their interests in ______  privately-held technology companies having a total of $_______ in deployed equity with a combined fair value immediately prior to the effective date of the registration statement, of which this prospectus is a part, of approximately $___ million in exchange for ______ shares of our common stock at $___ per share (the price per share on the cover page of the prospectus, less the sales load). The Initial Seed Assets to be held by us will be selected by our Advisor and approved by a majority of our independent directors based upon their consideration of the facts and circumstances of each Initial Seed Asset acquisition, including:

●             the nature and extent of any related person’s interest in the transaction;

●             whether the transaction is on substantially the same terms as those prevailing at the time;

●             comparable transactions with persons not affiliated with us;

●             the materiality of the transaction to us;

●             whether our Code of Ethics could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

●             whether the transaction is in our best interests; and

●             in the case of a non-employee director, whether the transaction would impair his independence.

    The Initial Seed Assets will comprise all of our assets as of the completion of this offering.  The Initial Seed Assets will be valued in accordance with the valuation process we take each quarter to determine the value of our portfolio.  Investments for which market quotations are readily available will be valued and recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter and may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities, see “Determination of Net Asset Value.”  We expect that the Initial Seed Assets and all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above.  As a result, there will be uncertainty with respect to the value of the Initial Seed Assets and all of our portfolio investments.

The purchase of the Initial Seed Assets will be made prior to our election to become a business development company under the 1940 Act.  If the purchase were made after that election, the purchase would be an affiliated transaction prohibited under the 1940 Act, unless an exemptive order was obtained from the SEC.

Immediately prior to the completion of this offering, mBloom Business Development Company LLC will convert into mBloom Bentures Corporation, a Delaware corporation.

mBloom Ventures, LLC, certain of its members and certain of its affiliates will own equity interests in us, but only to the extent permitted by the 1940 Act. mBloom Ventures, LLC, certain of its members and certain of its affiliates will distribute equity interests in our company in excess of those permitted to be owned by them, if any, to their respective limited partners. The interests of mBloom Ventures, LLC, certain of its members and certain of its affiliates will be valued at the initial public offering price.

CAPITALIZATION

The following table sets forth:

●                  The actual capitalization of mBloom Business Development Company LLC at December 30, 2014.

●                  The pro forma capitalization of mBloom Ventures Corporation giving effect to the completion of the BDC Formation, including the conversion of all outstanding limited liability company interests in mBloom Business Development Company LLC into shares of common stock of mBloom Ventures Corporation.

●                  The pro forma capitalization of mBloom Ventures Corporation as adjusted to reflect (a) the sale of ______ shares of our common stock in this offering at an assumed public offering price of $___ per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $___ million payable by us.
As of December 30, 2014.
	mBloom Business Development Company LLC	mBloom Ventures Corporation
	Actual	Pro Forma (1)	Pro Forma as Adjusted (2)
Assets:
Cash and cash equivalents	$	$	$
Investments at fair value
Interest receivable
Other assets
Total assets	$	$	$
Liabilities:
Other liabilities	$	$	$
Total liabilities	$	$	$
Stockholders’ equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 0 shares issued and outstanding, actual; shares issued and outstanding, pro forma; and shares issued and outstanding, pro forma as   adjusted
		$	$
Capital in excess of par
Accumulated loss
Total stockholders’ equity
Pro forma NAV per share		$	$
____________________

(1)
Reflects the completion of the BDC Formation Transaction, including the conversion of ____ outstanding limited liability company interests of mBloom Business Development Company LLC into ___ shares of common stock of mBloom Ventures Corporation, immediately prior to the date of this prospectus, at $___ per share, regardless of what the initial offering price is. The pro forma capitalization may change subject to the final bring down prior to the completion of the offering.

(2)	Adjusts the pro forma information to give effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares).

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma NAV per share after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

After giving pro forma effect to the BDC Formation, our NAV was $_____, or approximately $___ per share of common stock. After giving effect to the sale of the shares to be sold in this offering and the deduction of underwriting discounts and commissions and estimated organizational and offering expenses, our pro forma NAV would have been approximately $___, or $___ per share, representing an immediate decrease in NAV of $___ per share, or ___%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
NAV upon completion of the BDC Formation	$
Increase in NAV attributable to this offering	$
Pro forma NAV after this offering	$
Dilution to new stockholders (without exercise of the underwriters’ option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ option to purchase additional shares):

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	%	Amount	%
Shares outstanding upon completion of the BDC Formation		%		%	$
Shares to be sold in this offering		%		%	$
Total		%		%

The pro forma NAV upon completion of this offering (without exercise of the underwriters’ option to purchase additional shares) is calculated as follows:

Numerator:
NAV upon completion of the BDC Formation	$
Assumed proceeds from this offering (after deduction of certain estimated offering expenses as described in Use of Proceeds)	$

Denominator:
Shares outstanding upon completion of the BDC Formation
Shares included in this offering

THE COMPANY

Overview

We are a newly organized, externally-managed, non-diversified closed-end management investment company intends to file an election to be regulated as a business development company under the 1940 Act. We intend to provide funding to emerging growth companies operating in technology, internet/digital, cleantech and other renewable energy sectors that are currently privately-owned businesses and that demonstrate to us a near-term ability to conduct a going public transaction, which we refer to as “pre-IPO” companies. Our goal is to provide investors with the ability to participate in a publicly-traded, closed-end fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a technology-based company transforms from private to public status.

We intend to invest most of our net assets for investment purposes in technology companies. We consider technology companies to be those companies that derive at least 50% of their revenues from products and/or services within the information technology sector or in the “cleantech” sector, or if they are pre-revenue venture-stage opportunities, that the business plans evidence that they intend to. Information technology companies include, but are not limited to, those focused on computer hardware, software, telecommunications, networking, internet, e-commerce, computer services and consumer electronics. While there is no standard definition of cleantech, it is generally regarded as including goods and services designed to harness renewable energy and materials, eliminate or reduce emissions and waste, purify water and reduce the use of natural resources. Additionally, under normal circumstances, we will invest at least 70% of our total assets in privately-held companies and public companies whose shares are not listed on a national securities exchange or have market capitalizations of less than $250 million. Our portfolio will be primarily composed of equity, or securities convertible into equity, and equity derivative securities of technology and cleantech companies. Our investments will generally range between $1.0 million and $10.0 million each, although the investment size will vary proportionately with the size of our capital base. We will acquire our investments through direct investments in private companies, negotiations with selling shareholders and in organized secondary marketplaces for private securities.

While our primary focus is to invest in illiquid private technology and cleantech companies, we also may invest in microcap publicly-traded companies whose shares are not listed on a national securities exchange or have a market capitalization of less than $250 million engaged in the same or other industries. In addition, we may invest a portion of our portfolio in other opportunistic investments that do not constitute the privately-owned and microcap public companies described above. These other investments may include investments in securities of publicly-traded companies or in derivative securities such as options on securities or security indices. These other investments may also include investments in high-yield bonds, rated and unrated municipal bonds, distressed debt or securities of publicly-traded companies and securities of companies located outside of the United States. However, we must maintain 70% of our portfolio in “qualifying assets” under the 1940 Act before investing in any non-qualifying assets such as these other opportunistic investments.

We believe the continuing implementation by the SEC of new laws enacted by Congress under the JOBS Act may have a material impact on our business plan by enhancing going public opportunities for growth companies in which we intend to invest. In particular, we believe the anticipated implementation of Section 3(b)(2) of the Securities Act, which was enacted as Title IV of the JOBS Act and has been often referred to as “Regulation A+”, may have a positive impact on the ability of emerging growth companies to raise capital from the public, as well as implementing a streamlined manner to establish a public secondary trading market in equity and debt securities for such issuers. We believe that, if Regulation A+ is implemented in substantively the manner published by the SEC in January 2014, our business plan may be favorably affected. There can be no assurance that the SEC rulemaking will be implemented as published, or, if it is, that it will have a positive impact on our business model.

Our investment activities will be managed by mBloom BDC Advisor. mBloom BDC Advisor also provides us with the administrative services necessary for us to operate. Our affiliates include the general partner of mBloom Fund I, L.P., a venture capital fund based in Kahului, Hawaii.  The Fund is supported by participation by the Hawaii Technology Development Corporation and private investor capital. Arben Kryeziu, our Chief Executive Officer, is the co-founder of the Fund and also serves as an operating partner at Pegasus Capital Advisors, a New York based private equity firm. We rely on the contacts and expertise of Mr. Kryeziu to identify investment opportunities in our target markets consistent with our investment objectives.

Investment Objective and Policies

Our investment objective is to seek long-term growth of capital, principally by seeking capital gains on our equity and equity-related investments. There can be no assurance that we will achieve our investment objective. We seek to accomplish our capital appreciation objective by making investments in the equity and equity-linked securities of later stage, typically venture capital-backed, pre-IPO companies. We focus on acquiring equity securities that are typically a portfolio company’s most senior preferred stock at the time of our investment or, in the case where we acquire shares of common stock, the portfolio company typically has only common stock outstanding. However, to a lesser extent, we may also invest in convertible debt securities, such as convertible bridge notes, issued by a portfolio company typically seeking to raise capital to fund their operations until an IPO, sale/merger or next equity financing event. These bridge notes are typically subordinated to the portfolio company’s senior debt. We generally intend to hold our convertible debt securities, which we refer to as equity-linked securities, for the purpose of conversion into equity at a future date.

As a BDC regulated under the 1940 Act, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private companies or microcap public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. Additionally, for tax purposes we have elected to be treated as a RIC under subchapter M of the Code. mBloom BDC Advisor serves as our investment adviser and manages the investment process on a daily basis.

Subject to continuing to meet the compliance tests applicable to BDCs, there are no limitations on the types of securities or other assets in which we may invest. Our investments may include the following:

•                  venture capital debt or equity type investments, whether in corporate, partnership or other form, including development-stage or start-up entities;

•                  equity, equity-related securities (including warrants, stock options and put (or similar) rights ), and debt with equity features from either private or public issuers;

•                  debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity;

•                   joint venture ownership of intellectual property or patents or research and development in technology or product development that may lead to patents or other marketable technology; and

•                   miscellaneous other investments.

The timing of the completion of an IPO by any of our private portfolio companies is highly uncertain and can be affected by a number of factors including, without limitation, the portfolio company’s performance, equity market trends, market volatility, recent IPO performance and sectors that may be in or out of favor with IPO investors. Accordingly, there can be no assurance that any of these private portfolio companies will complete an IPO or sale/merger.

We may employ leverage to finance our business when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, we will analyze the structure, duration, covenant package and financial terms of the proposed loan, as well as the risks in the context of our investment outlook. We may use leverage to fund new transactions, alleviating the timing challenges of raising new equity capital through follow-on offerings and to enhance stockholder returns.

Expenses

Our primary operating expenses include the payment of fees to our Advisor under an investment management agreement, our allocable portion of overhead expenses under a separate administration agreement and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, including:

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•
expenses, including reimbursement of our Advisor for travel expenses associated with investment due diligence, along with any other fees and expenses payable to the Advisor or to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	custodian, transfer and dividend paying agent and registrar fees;

•	fees and expenses associated with origination efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	U.S. federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	direct costs, such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and other applicable U.S. federal and state securities laws; and

•
other expenses incurred by our Advisor or us in connection with administering our business, including travel expenses incurred in connection with the investigation and monitoring of our investments, a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer and other administrative support personnal, as well as payments under the investment management agreement that will be based upon our allocable portion (subject to the review of our Board of Directors) of overhead, which will be allocated by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing investment advisory or administrative functions on behalf of others

mBloom Ventures, LLC

mBloom Ventures, LLC is a Hawaii-based firm specializing in venture-backed, technology-focused investments.  The firm also provides certain management and advisory services to its portfolio companies. The management team of mBloom Ventures, LLC has meaningful experience structuring, underwriting and financing private investment transactions for both public and private companies. The firm and its parent company, Bump Networks Inc., employ a staff of 70 technical and administrative personnel in Maui, Hawaii and Venice, California.

mBloom Ventures, LLC, certain of its members and certain of its affiliates will contribute to us interests in _____ privately-held technology companies having a total of $_______ in deployed equity with a combined fair value immediately prior to the effective date of the registration statement, of which this prospectus is a part, of approximately $___ million in exchange for ______ shares of our common stock at $___ per share (the price per share on the cover page of the prospectus, less the sales load).  The Initial Seed Assets to be held by us will be selected by our Advisor and approved by a majority of our independent directors based upon their consideration of the facts and circumstances of each Initial Seed Asset acquisition, including:

•	the nature and extent of any related person’s interest in the transaction;

•	whether the transaction is on substantially the same terms as those prevailing at the time;

•	comparable transactions with persons not affiliated with us;

•	the materiality of the transaction to us;

•	whether our Code of Ethics could be implicated, including whether the transaction would create a conflict of interest or appearance of a conflict of interest;

•	whether the transaction is in our best interests; and
•	in the case of a non-employee director, whether the transaction would impair his independence.

    The Initial Seed Assets will comprise all of our assets as of the completion of this offering.  The Initial Seed Assets will be valued in accordance with the valuation process we take each quarter to determine the value of our portfolio.  Investments for which market quotations are readily available will be valued and recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter and may use the services of a nationally recognized independent valuation firm to aid it in determining the fair value of these securities, see “Determination of Net Asset Value.”  We expect that the Initial Seed Assets and all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above.  As a result, there will be uncertainty with respect to the value of the Initial Seed Assets and all of our portfolio investments.

The purchase of the Initial Seed Assets will be made prior to our election to become a business development company under the 1940 Act.  If the purchase were made after that election, the purchase would be an affiliated transaction prohibited under the 1940 Act, unless an exemptive order was obtained from the SEC.

Immediately prior to the completion of this offering, mBloom Business Development Company LLC will convert into mBloom Bentures Corporation, a Delaware corporation.

mBloom BDC Advisor

Our investment activities are managed by our investment advisor, mBloom BDC Advisors LLC, pursuant to an investment management agreement. mBloom BDC Advisor is a registered investment advisor under the Investment Advisors Act of 1940 and an affiliate of mBloom Ventures LLC and has its office in Hawaii and Venice, California. mBloom BDC Advisor will be responsible for sourcing investment opportunities, conducting industry research, performing due diligence on potential investments, structuring, negotiating and closing our investment transactions and monitoring our portfolio companies on an ongoing basis.  mBloom BDC Advisor’s team will draw on its expertise in lending to predominantly privately-held borrowers in a range of sectors, including industrials and transportation, infrastructure, energy and natural resources, financials and real estate.

mBloom BDC Advisor will initially source investment opportunities through its deep community relationships in the technology market.  mBloom BDC Advisor will also provide certain managerial services to our portfolio companies including capital markets, investor relations, consulting and other strategic services. We generally expect repayment of principal on loans we make within five years with an ongoing participation in the business of the borrower companies. While our Board of Directors is not expected to approve each investment, our independent directors will periodically review the Advisor’s services and fees, as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether the fees and expenses (including those related to leverage) that we pay to our Advisor remain appropriate.

Under a separate administration agreement, mBloom BDC Advisor also serves as our administrator, leases office space to us and provides us with equipment and office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders (which will include example calculations of the incentive fees actually paid for the period), reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others. mBloom BDC Advisor has no prior experience managing or administering any business development company.

Portfolio Composition

As of December 30, 2014 , we have not yet invested in any portfolio companies. However, as described under “mBloom Ventures LLC” above, we intend to primarily  acquire equity interests in privately-held technology companies.

Overview of Portfolio Companies

Brief descriptions of our portfolio companies and/or selection methodology will be provided prior to the completion of this offering.

Liquidity and Capital Resources

A brief description of our liquid assets will be provided prior to the completion of this offering.

As a BDC, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In this regard, we continue to explore various options for obtaining additional debt or equity capital for investments. This may include entering into a credit facility or the issuance of additional shares of our common stock. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio could be substantially impacted.

Investment Strategy

We seek to invest in business ideas from dedicated, passionate founders with defensible product or service concepts that solve real problems in a large underlying market that exceeds $1 billion in size. We seek to invest in early stage, disruptive technology products that have a strong technology core, a compelling product idea and a high probability of potential return on investment. The following is a summary description of the types of assets in which we may invest, the investment strategies we may use and the attendant risks associated with our investments and strategies.

Venture Capital Investments

We define venture capital as the money and resources made available to privately-held start-up firms and privately-held and publicly-traded small businesses with exceptional growth potential. These businesses can range in stage from pre-revenue to generating positive cash flow. Most of our long-term venture capital investments are in thinly-capitalized, unproven, small companies focused on commercializing risky technologies. These businesses also tend to lack management depth, have limited or no history of operations and have not attained profitability. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments will never realize their potential and some will be unprofitable or result in the complete loss of our investment.

We acquire our investments through direct investments in private companies, negotiations with selling shareholders and in organized secondary marketplaces for private securities. Our current focus is on investing in late-stage private companies, particularly those with potential for near-term realizations by way of IPO or acquisition.

In connection with our venture capital investments, we may participate in providing a variety of services to our portfolio companies, including the following:

•	recruiting management,

•	formulating operating strategies,

•	formulating intellectual property strategies,

•	assisting in financial planning,

•	providing management in the initial start-up stages, and

•	establishing corporate goals.

We may assist in raising additional capital for these companies from other potential investors and may subordinate our own investment to that of other investors. We typically find it necessary or appropriate to provide additional capital of our own. We may introduce these companies to potential joint venture partners, suppliers and customers. In addition, we may assist in establishing relationships with investment bankers and other professionals. We may also assist with mergers and acquisitions. We do not currently derive income from these companies for the performance of any of the above services.

We may be represented on or have observer rights on the board of directors of a portfolio company through one or more of our officers or directors, who may also serve as officers of the portfolio company. We indemnify our officers and directors for serving on the boards of directors or as officers of portfolio companies, which exposes us to additional risks. Particularly during the early stages of an investment, we may, in rare instances, in effect be conducting the operations of the portfolio company. Our goal is to assist each company in establishing its own independent capitalization, management and board of directors. As a venture capital-backed company emerges from the developmental stage with greater management depth and experience, we expect that our role in the portfolio company’s operations will diminish.

Equity, Equity-related Securities and Debt with Equity Features

We may invest in equity, equity-related securities and debt with equity features. These securities include common stock, preferred stock, debt instruments convertible into common or preferred stock, limited partnership interests, other beneficial ownership interests and warrants, options or other rights to acquire any of the foregoing.

We may make investments in companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or that are involved in bankruptcy or reorganization proceedings. These investments would involve businesses that management believes have potential through the infusion of additional capital and management assistance. In addition, we may make investments in connection with the acquisition or divestiture of companies or divisions of companies. There is a significantly greater risk of loss with these types of securities than is the case with traditional investment securities.

Warrants, options and convertible or exchangeable securities generally give the investor the right to acquire specified equity securities of an issuer at a specified price during a specified period or on a specified date. Warrants and options fluctuate in value in relation to the value of the underlying security and the remaining life of the warrant or option, while convertible or exchangeable securities fluctuate in value both in relation to the intrinsic value of the security without the conversion or exchange feature and in relation to the value of the conversion or exchange feature, which is like a warrant or an option. When we invest in these securities, we incur the risk that the option feature will expire worthless, thereby either eliminating or diminishing the value of our investment.

Investments in equity securities of private companies often involve securities that are restricted as to sale and cannot be sold in the open market without registration under the Securities Act or pursuant to a specific exemption from registration. Opportunities for sale are more limited than in the case of transferable securities, although these investments may be purchased at more advantageous prices and may offer attractive investment opportunities. Even if one of our portfolio companies completes an IPO, we are typically subject to a lock-up agreement for 180 days, and the stock price may decline substantially before we are free to sell.

We may also invest in publicly-traded securities of whatever nature, including relatively small, emerging growth companies that meet the definition of an eligible portfolio company under Section 2(a)(46) of the 1940 Act and that management believes have long-term growth potential. These investments would be through private placements in publicly-traded companies (known as PIPEs). Securities purchased in PIPE transactions are typically subject to a lock-up agreement for 180 days or are issued as unregistered securities that are not freely transferable for at least six months .

Even if we have registration rights to make our investments in privately-held and publicly-traded companies more marketable, a considerable amount of time may elapse between a decision to sell or register the securities for resale and the time when we are able to sell the securities. The prices that can be obtained upon sale may be adversely affected by market conditions or negative conditions affecting the issuer during the intervening time. We may elect to hold formerly restricted securities after they have become freely transferable, either because they remain relatively illiquid or because we believe that they may appreciate in value, during which holding period they may decline in value and be especially volatile as unseasoned securities. If we need funds for investment or working capital purposes, we might need to sell marketable securities at disadvantageous times or prices.

Debt Obligations

We may hold debt securities, including in privately-held and thinly-traded public companies, for income and as a reserve pending more speculative investments. Debt obligations may include U.S. government and agency securities, rated and unrated municipal bonds, commercial paper, bankers’ acceptances, receivables or other asset-based financing, notes, bonds, debentures or other debt obligations of any nature and repurchase agreements related to these securities. These obligations may have varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity from private, public or governmental issuers of any type located anywhere in the world. We may invest in debt obligations of companies with operating histories that are unprofitable or marginally profitable, that have negative net worth or are involved in bankruptcy or reorganization proceedings, or that are start-up or development-stage entities. In addition, we may participate in the acquisition or divestiture of companies or divisions of companies through issuance or receipt of debt obligations. Convertible bridge notes will not generally be expected to generate cash payments to us, nor will they be held for that purpose. Our convertible bridge notes and the interest accrued on them are intended to be held for the purpose of potential conversion into equity at a future date.

Our investments in debt obligations may be of varying quality, including non-rated, unsecured, highly speculative debt investments with limited marketability. Investments in lower-rated and non-rated securities, commonly referred to as “junk bonds,” including our venture debt investments, are subject to special risks, including a greater risk of loss of principal and non-payment of interest. Generally, lower-rated securities offer a higher return potential than higher-rated securities, but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of these securities. Lower-rated securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties to issuers of lower-rated securities would likely reduce the value of lower-rated securities held by us, with a commensurate effect on the value of our shares.

The markets in which lower-rated securities or comparable non-rated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict our ability to obtain accurate market quotations for the purposes of valuing lower-rated or non-rated securities and calculating net asset value or to sell securities at their fair value. Any economic downturn could adversely affect the ability of issuers’ lower-rated securities to repay principal and pay interest. The market values of lower-rated and non-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss owing to default by these issuers is significantly greater because lower-rated securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. We may incur additional expenses to the extent that we are required to seek recovery upon a default in the payment of principal or interest on our portfolio holdings.

The market value of investments in debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type at the time purchased. When interest rates decline, the market value of a debt portfolio already invested at higher yields can be expected to rise if the securities are protected against early call. Similarly, when interest rates increase, the market value of a debt portfolio already invested at lower yields can be expected to decline. Deterioration in credit quality also generally causes a decline in market value of the security, while an improvement in credit quality generally leads to increased value.

Foreign Securities

We may make investments in securities of issuers whose principal operations are conducted outside of the United States and whose earnings and securities are stated in foreign currency. In order to maintain our status as a BDC, our investments in non-qualifying assets, including the securities of companies organized outside of the United States, would be limited to 30% of our assets, because we must invest at least 70% of our assets in “qualifying assets,” and securities of foreign companies are not “qualifying assets.”

Compared to otherwise comparable investments in securities of United States issuers, currency exchange risk of securities of foreign issuers is a significant variable. The value of these investments to us will vary with the relation of the currency in which they are denominated to the U.S. dollar, as well as with intrinsic elements of value such as credit risk, interest rates and performance of the issuer. Investments in foreign securities also involve risks relating to economic and political developments, including nationalization, expropriation of assets, currency exchange freezes and local recession. Securities of many foreign issuers are less liquid and more volatile than those of comparable United States issuers. Interest and dividend income and capital gains on our foreign securities may be subject to withholding and other taxes that may not be recoverable by us. We may seek to hedge all or part of the currency risk of our investments in foreign securities through the use of futures, options and forward currency purchases or sales.

Intellectual Property

We believe there is a role for organizations that can assist in technology transfer. Scientists and institutions that develop and patent intellectual property perceive the need for and rewards of entrepreneurial commercialization of their inventions. Our form of investment may be:

•	funding research and development in the development of a technology,

•	obtaining licensing rights to intellectual property or patents,

•	acquiring intellectual property or patents, or

•	forming and funding companies or joint ventures to commercialize further intellectual property.

Income from our investments in intellectual property or its development may take the form of participation in licensing or royalty income, fee income or some other form of remuneration. In order to satisfy RIC requirements, these investments will normally be held in an entity taxable as a corporation.  Investment in developmental intellectual property rights involves a high degree of risk that can result in the loss of our entire investment, as well as additional risks, including uncertainties as to the valuation of an investment and potential difficulty in liquidating an investment. Further, investments in intellectual property generally require investor patience, as investment return may be realized only after or over a long period. At some point during the commercialization of a technology, our investment may be transformed into ownership of securities of a development-stage or start-up company, as discussed under “Venture Capital Investments” above.

Market Opportunity

We believe that an attractive market opportunity exists for us as a provider of pre-IPO financing to emerging growth companies that meet our investment criteria for the following reasons.

Recent federal securities regulatory reforms. We believe that reforms provided for in the JOBS Act, which were designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly. The JOBS Act amended the Securities Act and the Exchange Act to add a new category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO. For companies that qualify as “emerging growth companies,” the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public.

Lack of liquidity and attractive pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not returned to the private lending markets in the same way it has returned to the public debt markets. Therefore, we believe that lenders to small- to mid-sized private companies in particular will continue to benefit from attractive pricing.

Need for pre-IPO financing. As a result of the changing IPO market conditions over the last several years, we believe microcap and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process.

Favorable IPO market conditions. While capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments, the U.S. IPO market is currently experiencing one of its best years since 2007, when 213 IPOs were completed (excluding special purpose acquisition companies, closed-end funds and trusts), according to Renaissance Capital's IPO Center. In 2013, a total of 222 companies completed IPOs in the United States, compared to a total of 128 IPOs completed in all of 2012 and the highest level since 154 IPOs were completed in 2010. Through October 15, 2014, a total of 228 companies completed IPOs. We believe there are three primary technical drivers that determine the overall number of completed IPOs: (i) volatility, (ii) recent IPO performance and (iii) equity market trends. As of the end of the second quarter of 2014, we believe that each of these technical indicators were at favorable levels.

Non-controlling investment structure. We believe we can be a provider of choice for pre-IPO financing. Since we do not require board seats, observation rights or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in technology and cleantech companies.

Management experience and expertise. Arben Kryeziu has principal management responsibility for mBloom, assisted by Reid Dabney, our Chief Financial Officer.  Through their collective investment experience, we believe the team has developed a strong reputation in the capital markets. We believe that this experience, together with an expertise in investing in equity securities and managing investments in companies, will afford us a competitive advantage in identifying and investing in private technology and cleantech companies.

Disciplined investment approach with strong value orientation. The Advisor intends to employ a disciplined approach in selecting investments that meet value-oriented investment criteria. Our value-oriented investment philosophy focuses on ensuring that our investments have an appropriate return profile relative to risk. When market conditions make it difficult for us to invest according to our criteria, the Advisor intends to be highly selective in deploying our capital. The Advisor does not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments, we, through the Advisor, intend to conduct a rigorous due diligence process that draws from the Advisor’s investment experience, industry expertise and network of contacts.

Focusing on investments that can generate positive risk-adjusted returns. The Advisor will seek to maximize the potential for capital appreciation. In making investment decisions, the Advisor will seek to pursue and invest in companies that meet several of the following criteria:

•                  outstanding technology;

•                  barriers to entry (i.e., patents and other intellectual property rights);

•                  experienced management team;

•                  established financial sponsors that have a history of creating value with portfolio companies;

•                  strong competitive industry position; and

•                  viable exit strategy.

Assuming a potential investment meets most or all of our investment criteria, the Advisor intends to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through research capability and established network. We believe the expertise of the Advisor’s management team will enable the Advisor to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community and corporate partners with whom Mr. Kryeziu has long-term relationships. We believe that the team’s broad network of contacts within the investment, commercial banking, private equity and investment management communities, in combination with his strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies.

Longer investment horizon with attractive publicly-traded model. Unlike many private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate better returns on invested capital and at the same time enable us to be a better long-term partner for our portfolio companies.

Investment Process

We have a disciplined process for executing, monitoring, restructuring and exiting investments.

Identification and Sourcing. The Advisor’s investment team’s experience and reputation in private debt have allowed it to generate a substantial and continuous flow of attractive investment opportunities. In many cases, the management team of mBloom BDC Advisor attract significant repeat and referral deal flow, as well as other non-auctioned transactions. We believe mBloom BDC Advisor’s breadth and depth of experience across strategies and asset classes, coupled with its significant network of relationships, make it particularly qualified to uncover, evaluate and aggressively pursue more complicated, under-researched and unique investment opportunities. We intend to avoid broadly marketed and syndicated transactions. Leveraging its proven deal-flow network, the management team of mBloom BDC Advisor has compiled a robust current pipeline of prospective investments.

Analysis and Due Diligence. We believe the Advisor’s investment team’s expertise in underwriting, financial analysis and enterprise valuation enables it to identify compelling private debt transactions among the numerous opportunities in the private market. Typically, a principal of the Advisor will lead a transaction and work closely with other mBloom BDC Advisor investment professionals on the various aspects of the due diligence process.

mBloom BDC Advisor follows a rigorous due diligence process. Prior to making each investment, mBloom BDC Advisor subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics, as well as both historical and projected financial analysis. Liquidity, leverage, free cash flow and collateral value as well as other metrics are reviewed. Sensitivity analyses are typically performed on borrower projections with a focus on downside scenarios involving liquidations and asset sales. Areas of additional focus may include management or sponsor experience, management compensation, competitive landscape, regulatory threats, pricing power, defensibility of market share and tangible asset values. Background checks are typically required on portfolio company management teams. Our investment team may also contact customers, suppliers and competitors and perform on-site, primary and in-depth due diligence to support its investment theses.

mBloom BDC Advisor may use third parties in conducting the due diligence process. In reviewing each investment, one or more of the investment professionals will participate in site visits to portfolio companies and their various assets, analyzing corporate documents and reviewing relevant contracts. Additionally, investment committee approvals are necessary to close and fund a transaction.

Structuring. mBloom BDC Advisor strives to negotiate an optimal combination of current and deferred interest payments, equity/upside participation and prepayment penalties, along with suitable covenants and creditor rights which will generally be greater than the rights normally obtained by institutional investors in comparable transactions and may include such provisions as: specific rights to consult with and advise management, the right to inspect company books, records or facilities, as well as the right to review balance sheets and/or statements of income and cash flows of the company. mBloom BDC Advisor determines whether the investment structure, particularly the amount of debt, is appropriate for the portfolio company’s business, sometimes reassessing the investment’s risk/return profile and adjusting pricing and other terms as necessary. Our investment team has in-depth experience which we believe will contribute to success as a direct lender over market cycles.

Investment Approval. After mBloom BDC Advisor completes its final due diligence, each proposed investment is presented to the investment committee and subjected to discussion and follow-up analysis, if necessary. A formal memorandum which includes the results of business due diligence and a recommendation by the underwriting team may be prepared for the investment committee. Materials considered by the investment committee will also be provided to our Board of Directors for informational purposes, but our Board of Directors will generally not be required to approve our investments. The investment committee will be comprised of at least three members of mBloom BDC Advisor’s team, and currently includes Mr. Kryeziu. Approval of an investment requires the approval of the investment committee.

Investment Monitoring and Exit. We believe in an active approach to asset management. The monitoring process may include interaction with management, attending board of directors’ meetings, consulting with industry experts, working with third-party consultants and developing portfolio company strategy with management and/or other investors. Our investment team also evaluates financial reporting packages from portfolio companies that detail operational and financial performance. To further support this process, we may engage third-parties to conduct valuation analyses.

Risk Management

Sourcing. We will only pursue investments that are consistent with our investment objective of prioritizing capital appreciation. We expect the majority of our investments will be in equity and equity-related securities of companies in the technology, internet/digital media, cleantech and other renewable energy sectors, where the management team of our Advisor has substantial experience. We expect that our extensive deal sourcing network with its strong knowledge of the local market will provide numerous investment opportunities that meet our investment criteria.

Structuring. Our goal in structuring each investment will be to obtain from the portfolio company such conditions and commitments as we deem necessary to effectively exercise our rights and to protect our investment. This will be accomplished primarily by complying with the requirements of the Uniform Commercial Code, and implementing lien filings, cash-control agreements, guarantee agreements, equity and other asset pledges, financial covenants, business covenants and insurance.

Due Diligence. Our underwriting process will involve in-house due diligence, an investment review process with multiple checks and approvals, and augmentation of our internal resources with third-party experts, where appropriate. In addition, our risk-mitigation efforts will continue after execution of each transaction through our monitoring system for portfolio investments, which is intended to alert us to any investments requiring intervention and inform our course of action in connection therewith.

Investment Committee

The purpose of the investment committee is to evaluate and approve all investments by mBloom BDC Advisor. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to mBloom BDC Advisor’s investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, investment committee meetings provide a forum to discuss credit views and economic outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee and may include a formal written report. The investment committee currently includes Arben Kryeziu. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the members of the investment committee is required.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. mBloom BDC Advisor will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse mBloom BDC Advisor, as our administrator, for its allocated costs in providing such assistance on our behalf, subject to review and approval by our Board of Directors.

Competition

Our primary competitors are public and private funds (including BDCs), commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

BDCs have become more popular sources of capital due to the reduced lending activity by commercial banks, other secured lenders and private equity funds for private and small- to mid-sized companies. The lack of capital from traditional sources has been exacerbated by the current distressed market and economy, forcing companies seeking capital to turn to alternative sources. The recent popularity of BDCs also is due to the fact that BDCs allow investors the same degree of liquidity as other publicly traded investments, provide access to public markets and provide mezzanine financing opportunities, as well as provide investment advisors with greater flexibility with respect to management fee arrangements.

Favorable Recent Legislation

We believe recent federal legislation and regulations proposed by the SEC will significantly enhance the ability of qualified privately-owned businesses to access the public markets and provide liquidity for our investments.

On April 5, 2012, the JOBS Act was enacted. Intended to spur job creation and economic growth by improving access to the capital markets for start-up and emerging companies, the JOBS Act effects profound changes to the U.S. securities laws and has broad implications for pre-IPO companies, companies that recently went public and the conduct of IPOs and other securities offerings.

The cornerstone of the JOBS Act is the creation of an “IPO on- ramp,” which provides emerging growth companies (EGCs) with a phase-in period to fully comply with various disclosure and accounting requirements. An EGC will have up to the last day of the fiscal year following the fifth anniversary of its IPO to come into full compliance with various disclosure regulations and accounting and auditing standards that are otherwise applicable to all U.S. public companies. Many of the Act’s benefits begin to apply during the IPO process, while others become applicable only following an IPO.

We believe there is an opportunity to make select investments in private companies that, as a result of the JOBS Act, will have significantly less burden in becoming public. We believe this presents an enhanced opportunity for our shareholders to participate in the potential valuation creation of going public transactions.

In addition, proposed revisions to Regulation A under Title IV of the JOBS Act, often referred to as “Regulation A+”, present the potential for a watershed event in America’s securities markets – creating an “intermediate” class of public securities between private placements under Regulation D and those registered securities typically listed on a national securities exchange.

Regulation A+ gives a much broader variety of issuers and businesses the ability to offer their securities to an expanded segment of the population.  As such, financial advisors will have far greater opportunities to find unique and quality investments for their clientele and recruit new clients by offering the same.  In the event the SEC adopts Regulation A+ as presently contemplated, we believe there is the opportunity for a much broader variety of issuers to reach an expanded variety of investors in the market. For these investors, investments that consistently produce reasonable dividends and the ability to achieve some level of appreciation in the secondary market for the same, is generally more desirable than illiquid securities with performance goals that are risky and potentially unrealistic.

If adopted in its present form, Regulation A+ will allow private companies to raise capital, up to $50 million, through an abbreviated, “mini-registration” process with the SEC — allowing public solicitation of both accredited and non-accredited investors and the ability to issue shares that are freely tradable.  Regulation A+ has, as its advantages, such features as  reduced disclosures to investors relative to a full SEC registration and the ability to “test the waters” with investors prior to incurring significant upfront costs such as filing of an offering memorandum with the SEC.

State securities regulation has been one of the largest obstacles inhibiting the usage of Regulation A (the other being the former limit of $5.0 million in offering size) and, as a result, state preemption is a critical element of a workable Regulation A solution. The Government Accountability Office (the “GAO”) found precisely the same when, in its study of Regulation A required under the JOBS Act, the GAO indicated that state securities regulation was a factor contributing to Regulation A’s lack of usage. Title IV of the JOBS Act preempts state regulation of Regulation A securities that are (i) listed on a national securities exchange or (ii) sold to “qualified purchasers,” as defined by the SEC. SEC has defined “qualified purchaser” in the proposal as all offerees of securities in a Tier 1 offering and all offerees and purchasers in a Tier 2 offering. However, the definition does not apply to resales.

Prior to the JOBS Act revisions, Regulation A has been a comparative failure in assisting growth issuers in raising capital from the public.According to the SEC, in recent years, Regulation A offerings have been rare in comparison to offerings conducted in reliance on other Securities Act exemptions or on a registered basis.

•                  From 2009 through 2012, there were 19 qualified Regulation A offerings for a total offering amount of approximately $73 million.

•                   During the same period, there were approximately 27,500 offerings claiming a Regulation D exemption (of up to $5.0 million; that is, at or below the cap on Regulation A’s offering size), for a total offering amount of approximately $25 billion.

•                  In 2012 alone, there were eight qualified Regulation A offerings for a total offering amount of approximately $34.5 million.

This compares to approximately 7,700 Regulation D offerings of up to $5.0 million for a total offering amount of approximately $7 billion.

Continued Legislative Activity

In 2014, the House Financial Services Committee continued its legislative activity toward improving the access to capital for small businesses by passing several bills designed to promote capital formation, including:

H.R. 4200, the Small Business Investment Companies (SBICs) Advisers Relief Act, amends the Investment Advisers Act of 1940 to reduce unnecessary regulatory costs and eliminate duplicative regulation of advisers to SBICs. Eliminating duplicative regulation will allow the private equity fund money that currently goes to pay for regulatory compliance and fees to flow directly to job-creating small businesses.

H.R. 4554, the Restricted Securities Relief Act, would streamline the process for reselling restricted securities to the public under an SEC rule in order to increase liquidity in the private securities markets and the availability of capital for small companies and to reduce its cost. By reducing the regulatory burdens surrounding the offering and resale of private securities offerings by small issuers, this bill will help enhance the liquidity in this space, making it easier for issuers to access capital.

H.R. 4568 would simplify the SEC registration form for new securities offerings.  Simplifying this disclosure regimen will lower compliance costs associated with filing redundant paperwork, allowing eligible companies to direct more resources to growing their business.

H.R. 4571, the Encouraging Employee Ownership Act of 2014, modernizes SEC Rule 701, which was last updated in 1996. Updating this rule gives private companies more flexibility to reward employees with a company’s securities and thereby retain valuable employees without having to use other methods to compensate them, such as borrowing money or selling securities.

H.R. 4569, the Disclosure Modernization and Simplification Act, would direct the SEC to simplify its disclosure regimen for issuers and help investors more easily navigate very lengthy and cumbersome public company disclosures. Permitting issuers to submit a summary page would enable companies to concisely disclose pertinent information to investors without exposing them to liability. This summary page would also enable investors to more easily access the most relevant information about a company.

H.R. 4570, the Private Placement Improvement Act, would amend the Federal securities laws to ensure that small businesses do not face complicated and unnecessary regulatory burdens when attempting to raise capital through private securities offerings issued under SEC Regulation D.

H.R. 4565, the Startup Capital Modernization Act of 2014, would make it easier for issuers to take advantage of registration exemptions under SEC Regulation A to increase capital formation to grow the economy and create jobs.

MLP Parity Act

Congress is also considering passing legislation that certain members of Congress have determined will have a material positive impact on the renewable energy market – cleantech – through beneficial tax treatment and other changes to the law. Two areas under consideration by the Administration are (i) Senators Coons (D-Del.) and Moran’s (R-Kan.) bill to expand the ability of master limited partnerships (“MLPs”) to invest in renewables by treating renewable energy income as “good” income for purposes of the 90% qualifying income test and (ii) permitting solar projects to be “qualifying” assets for real estate investment trusts (“REITs”).

By statute, MLPs have only been available to investors in energy portfolios for oil, natural gas, coal extraction and pipeline projects. These projects get access to capital at a lower cost and are more liquid than traditional financing approaches to energy projects, making them highly effective at attracting private investment. Since 1996, the aggregate market capitalization of MLPs has risen from approximately $60 billion to $475 billion.

Investors in renewable energy projects, however, have been explicitly prevented from forming MLPs, starving a growing portion of America's domestic energy sector of the capital it needs to build and grow. MLPs are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.  Most MLPs trade on the New York Stock Exchange (NYSE), NASDAQ or other national securities exchanges.

The Master Limited Partnerships Parity Act (the “MLP Parity Act”) is a straightforward, powerful adjustment to the federal tax code that could unleash significant private capital into the energy market and may positively impact our business plan and investment strategy in pre-IPO investment in the cleantech market.

The MLP Parity Act simply expands the definition of “qualified” sources to include clean energy resources and infrastructure projects. Specifically included are those energy technologies that qualify under Sections 45 and 48 of the tax code, including wind, closed and open loop biomass, geothermal, solar, municipal solid waste, hydropower, marine and hydrokinetic, fuel cells and combined heat and power.

The legislation also allows for a range of transportation fuels to qualify, including cellulosic, ethanol, biodiesel and algae-based fuels, as well as energy-efficient buildings, electricity storage, carbon capture and storage, renewable chemicals and waste-heat-to-power technologies.

In addition to actions by Congress, the White House by legislative or administrative action intends to expand tax policy with respect to renewable energy.  Heather Zichal, former deputy assistant to the President for energy and climate change, made these comments in January 2014. The strategy is apparently based on a political judgment that an energy bill would be unlikely to garner sufficient support to be enacted; therefore, changes to tax policy are seen as a viable second choice. Ernest Moniz, Secretary of the U.S. Department of Energy, also spoke out in favor of “Green MLPs” in his confirmation hearing before the Senate Energy Committee on April 9, 2014. DOE has already convened several workshops to explore how it can assist companies that want to organize MLPs or REITs to attract investment in these areas.

Emerging Growth Company

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result of this election, our financial statements may not be comparable to those of companies that comply with public company effective dates as to new or revised accounting standards.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

We and our Advisor are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or our Advisor. From time to time, we or our Advisor may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 30, 2014 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. See “Risks — Risks Related to Our Business — Our ability to sell or otherwise exit investments in which affiliates of mBloom BDC Advisor also have an investment may be restricted.” In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Set forth below is a brief description of our portfolio companies and the loans we held as of December 30, 2014 .

			Terms						Percentage of Total Portfolio Investments at Fair Value
Name of Portfolio Company and Address	Sector	Security Owned by Us (1)	Maturity	Interest Rate (2)	Principal Due At Maturity	Fair Value	LTV
					$		$	%	%
					$		$	%	%
					$		$	%	%
					$		$	%	%
					$		$	%	%
					$		$	%	%
Total Portfolio Investments					$		$	%	%
____________________

(1)	Affiliates own certain equity interests as discussed below.
(2)	All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment, we have provided the current interest rate as of December 30, 2014 .

The weighted average yield to maturity for the portfolio of loans shown above as of December 30, 2014 is approximately ___%. This was determined by iteratively solving for the discount rate at which the present value of all payments of principal, interest accruals and original issue discount (OID) accretions, paid on the relevant maturity dates, and cash interest, paid on the relevant interest payment dates, for all of the loans in the portfolio was equal to the aggregate contributed value of the portfolio of loans. All loan interest and all discount factors were determined using an Actual/360 day count convention, which is the contractual convention for all of the loans in the portfolio. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan. The LIBOR spot rates used to interpolate the duration-matched fixed-rate equivalent LIBOR rate for each loan were observed on December 30, 2014.

The current cash yield to maturity for the portfolio of loans shown above as of December 30, 2014 is approximately ___%. This “current cash yield to maturity” is defined as the portion of the yield delivered in cash through time, rather than the portion which is accrued and/or accreted and paid, along with principal, at maturity. It is calculated in exactly the same manner as the yield to maturity, described in the preceding paragraph, except that the interest accruals and OID accretions are subtracted from the amounts to be paid at maturity, such that only the principal balance is assumed to be paid at maturity.

We believe the loan-to-value ratio (“LTV”) for a Loan Asset is a useful indicator of the riskiness of the Loan Asset, or its likelihood of default. As part of our investment strategy we seek to structure transactions with downside protection and seek LTVs of lower than ___%. We believe that LTV is a useful indicator for management and investors. As part of the investment process, as more fully described in the section entitled “The Company — Investment Process” elsewhere in this prospectus, the LTV will be determined at origination based on internal appraisals and will be reviewed and approved by our Advisor’s investment committee consistent with our underwriting policies and procedures.

Following the closing of each investment, the ongoing calculation and monitoring of each investment’s LTV is done consistent with our Advisor’s monitoring process more fully described in the section entitled “The Company — Investment Process” elsewhere in this prospectus, and is also consistent with our ongoing quarterly calculation of net asset value as more fully described in the section entitled “Determination of Net Asset Value” elsewhere in this prospectus.

A a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets will be provided prior to the completion of this offering.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of December 30, 2014 .

Portfolio Company	Brief Description of Portfolio Company

The ownership interests of mBloom Ventures, LLC, certain of its members and certain of its affiliates will be provided prior to the completion of this offering.

As disclosed, and absent exemptive relief, given that we may be deemed affiliates of these _____ portfolio companies, we may be subject to restrictions regarding a restructuring of our investments in these portfolio companies or in relation to exiting our investments in these portfolio companies. See “Risks — Risks Related to Our Business — Our ability to sell or otherwise exit investments in which affiliates of mBloom BDC Advisor also have an investment may be restricted” and “Risks — Risks Related to Our Investments — Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.”

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our Board of Directors. The responsibilities of the board of directors include, among other things, the selection of our investment advisor, the quarterly valuation of our assets, declaration of dividends, oversight of our financing arrangements and corporate governance activities. Our board of directors will consist of five members, three of whom will not be “interested persons” of the company or mBloom BDC Advisor, as defined in Section 2(a)(19) of the 1940 Act, and are “independent,” as determined by our Board of Directors, consistent with the rules of the Nasdaq Stock Market. We refer to these individuals as our independent directors. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the Board of Directors is as follows:
Name	Age	Position(s) Held with Registrant	Officer Since	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors:
Arben Kryeziu	37	Chief Executive Officer, Chairman of the Board	October 2014	Computer engineer, entrepreneur, investor	--	Code Rebel Corporation
Independent Directors:
Reed Dickens	36	Director	October 2014	Private equity advisor, investor	--	Prospect Global Resources Inc.
Hugh Dunkerley	41	Director	October 2014	Investment banker, investor	--
Jason Sugarman	42	Director	October 2 014	Investment banker, investor	--

    The address for each director is c/o mBloom Ventures Corporation, 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position	Executive Officer Since

Reid Dabney	62	Chief Financial Officer and Chief Compliance Officer	October 2014

The address for each executive officer is c/o mBloom Ventures Corporation, 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732.

Biographical Information

The following is information concerning the business experience of our Board of Directors and executive officers. Our directors have been divided into two groups−interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Arben Kryeziu, our Chief Executive Officer and Chairman of the Board , has been the Chief Executive Officer of mBloom Ventures, LLC since November 2013.  Mr. Kryeziu is a computer engineer and founder or co-founder of numerous technology-centric businesses.  He co-founded mBloom Partners, the general partner of the mBloom Fund I, L.P., a venture fund established in partnership with and co-funded by the Hawaii state government and the U.S. Treasury.  Mr. Kryeziu also serves as Operating Partner of Pegasus Capital Advisors, a New York based private equity firm with over $2.0 billion in assets.  Since 2001, Mr. Kryeziu has been the principal owner of Bump Networks Inc., a technology consulting company.  He was Chief Technology Officer of Paradise Television Network from 2002 to 2005.  He co-founded FlikMedia, Inc., a publicly-traded technology company providing users with the ability to engage in video “dating” on their smart phones, and has served as its Chief Technology Officer since July 2014.  Mr. Kryeziu founded Ozolio LLC, a live webcam hosting company, since 2012.  Mr. Kryeziu has been the Chief Executive Officer of Code Rebel Corporation since July 2014, and was co-founder, Chief Executive Officer and Chairman of Code Rebel LLC (predecessor to Code Rebel Corporation) from 2005 to 2014. Mr. Kryeziu was previously the Senior Vice President of Engineering of Echoecho Media, Inc., a mobile app company backed by Google Ventures, from 2011 to 2012.  Mr. Kryeziu holds four issued U.S. patents in the field of media data processing.  Mr. Kryeziu received a B.S. degree in logistics from Berufsakademie Stuttgart and a B.S. degree in computer science from Fachhochschule Darmstadt, Germany. It is expected that Mr. Kryeziu will devote approximately half of his working time to our company, and that the balance of Mr. Kryeziu’s working time may be devoted to other business and investment activities.

Independent Directors

The persons identified below have agreed to serve as our directors and have agreed to be named below.

Reed Dickens, a member of our Board of Directors, founded the Dickens Capital Group in August 2009.  He co-founded Marucci Sports, was its Chief Executive Officer from 2009 to 2011 and has been the Chairman of its board of directors since April 2014.  After serving as a White House Assistant Press Secretary, from 2001 to 2003, and serving as a national spokesperson for a successful presidential campaign in 2004, he served as Chief Executive Officer of Outside Eyes, a public relations firm that specializes in media strategy and crisis management, in 2005.  He has been a Director of Prospect Global Resources, Inc. since September 2013, and has served as a Senior Advisor to TPG Growth’s portfolio of growth companies since 2012. TPG Growth is the investment platform for the early stage and growth investments of TPG, a leading private equity firm that was founded in 1992 and currently has more than $50 billion of assets under management.  Mr. Dickens received a B.A. degree in Communications from Louisiana State University of Shreveport.

Hugh Dunkerley, a member of our Board of Directors, has been a Managing Director of Burnham Securities, Inc. since September 2014.  Prior to Burnham, Mr. Dunkerley was an Executive Vice President, Capital Markets of COR Capital LLC, an investment fund, from 2011 to 2013.  He is a director and has sat on the compensation committee for COR Securities Holdings, Inc., the parent company of COR Clearing LLC, a national clearing and settlements firm, since 2011.  Mr. Dunkerley also has been the President and Director of Wealth Assurance Holdings, a Bermuda based and listed company that oversees a portfolio of insurance assets in the European Union, since 2013.  Mr. Dunkerley was a Manager of Capital Markets for the FDIC, Division of Resolutions and Receiverships, from February 2009 to March 2011, where he was active in implementing the Dodd-Frank Wall Street Reform Act, along with the oversight of securities and derivatives portfolios for large money center banks.  He was the President and Chief Executive Officer of Cecors, Inc., a Software as a Service (SaaS) technology provider, from October 2007 to February 2009.  He had served as Cecor's Chief Operating Officer and as Vice President of Corporate Finance starting in June 2006.  During 2006, Mr. Dunkerley also served as Vice President of Small-Mid Cap Equities at Hunter Wise Financial Group, LLC, specializing in investment banking advisory services to United States and European companies.  Mr. Dunkerley received his undergraduate degree from the University of Westminster, London and earned an M.B.A. from South Bank University, London.

Mr. Dunkerley holds Series 7, 24, 66 and 79 licenses from the Financial Industry Regulatory Authority (FINRA).  He has served as a director of COR Securities Holdings Inc. since 2011, of COR Capital International since 2011, of Wealth Assurance Holdings Ltd. since 2013 and of ChromaDex Corporation, where he sits on the Nominating and Corporate Governance Committee and the Compensation Committee, since 2005.

Jason Sugarman, a member of our Board of Directors, has more than 20 years of experience in real estate development and finance and corporate finance, including asset backed lending and mortgage investments.  Mr. Sugarman has originated over $1.0 billion in direct loan and equity placements.  He is a founding investor at Banc of California, where he has served on the advisory board since 2010, was the investment partner in the largest independent mortgage bank in California, CS Financial, was a lead investor and advisor to COR Securities Holdings, the parent of COR Clearing, since 2011, has served on the board of Burnham Financial Group, a $1.55 billion wealth management and securities firm, since 2014, has served on the board of New Olympia Re-Insurance since 2013, has been the Chairman of Wealth Assurance Holdings since 2013, and founded, and has been a board member of, International Tower Group, an owner/developer of cell phone towers, since 2012.  Mr. Sugarman received a B.A. in economics from Stanford University.

Executive Officers Who Are Not Directors

Reid Dabney, our Chief Financial Officer and Chief Compliance Officer, was been a founding member of, and is Managing Director of, the CFO 911 financial consulting firm, an organization of senior executives that has provided accounting, finance and operational expertise to both public and private companies since 2003.  From September 2012 to November 2013, he served as a Managing Director of Merriman Capital, Inc.  From November 2008 to September 2012, he served as a Managing Director of Monarch Bay Associates, LLC.  From March 2005 to November 2008, Mr. Dabney served as Senior Vice President, Chief Financial Officer and Board member of Cecors, Inc., a Software as a Service (SaaS) technology provider.  From January 2003 to August 2004, Mr. Dabney served as a Vice President of National Securities Corporation, a full service brokerage firm.  From June 2002 to January 2003, Mr. Dabney was the Chief Financial Officer of House Ear Institute.  Mr. Dabney received a B.A. from Claremont McKenna College and an M.B.A. in Finance from the University of Pennsylvania’s Wharton School.  Mr. Dabney holds Series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority (FINRA). Mr. Dabney has served on the Alumni Board of Claremont McKenna College since July 2005 and has been the Audit Committee Chairman for ChromaDex Corporation since October 2007.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of our company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us.  Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board.  We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of our company and our stockholders at such times .

Presently, Mr. Kryeziu serves as the Chairman of the Board.  Mr. Kryeziu is an “interested person” of our company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment advisor and is the chief executive officer and chief investment officer of our investment adviser and the managing member of our administrator.  Mr. Kryeziu’s history with mBloom Ventures, LLC, familiarity with mBloom Ventures, LLC’s investment platform, and extensive knowledge of the computer software industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board.  Our view is that our company is best served through this existing leadership structure, as Mr. Kryeziu’s relationship with our investment advisor provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director.  We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies.  Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.  We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to our entire Board of Directors and are comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities.  The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements.  The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer.  The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of our company and our service providers.  The chief compliance officer’s annual report will address, at a minimum, (i) the operation of the compliance policies and procedures of our company and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

Our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company.  As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations.  For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations.  We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the engagement of and the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The Audit Committee is presently composed of ___ persons, including ________ and _______, all of whom are considered independent for purposes of the 1940 Act and Nasdaq Stock Market corporate governance listing standards. Our Board of Directors has determined that _________ qualifies as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K of the Securities Exchange Act. Each of the members of the Audit Committee meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act and, in addition, is not an “interested person” of our company or mBloom BDC Advisor, as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Nominating and Corporate Governance Committee, including making nominations for the appointment or election of independent directors, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The Nominating and Corporate Governance Committee consists of _____________ and __________, all of whom are considered independent for purposes of the 1940 Act and Nasdaq Stock Market corporate governance listing standards.

The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, our company and our stockholders.  In considering possible candidates for election as a director, the Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

●              are of high character and integrity;

●              are accomplished in their respective fields, with superior credentials and recognition;

●              have relevant expertise and experience upon which to be able to offer advice and guidance to management;

●              have sufficient time available to devote to the affairs of our company;

●              are able to work with the other members of the Board of Directors and contribute to the success of our company;

●              can represent the long-term interests of our stockholders as a whole; and

●              are selected such that the Board of Directors represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.  In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole.  The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees.  The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board of Directors that best serves the needs of our company and the interests of our stockholders.

Compensation of Directors

As compensation for serving on our Board of Directors, each independent director receives ______, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. The members of any standing committee of our Board of Directors receive _______.  In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of mBloom BDC Advisor, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of mBloom BDC Advisor. Our day-to-day investment operations are managed by our investment advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by mBloom BDC Advisor. mBloom BDC Advisor’s investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See “The Advisor — Investment Management Agreement.” In addition, we reimburse mBloom BDC Advisor for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See “The Advisor — Administration Agreement.”

Compensation of Executive Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our administrator.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with mBloom BDC Advisor, in which our senior management and members of mBloom BDC Advisor’s investment committee have ownership and financial interests. Members of our senior management and members of the investment committee also serve as principals of other investment managers affiliated with mBloom BDC Advisor that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to ours. Our senior management team holds equity interests in mBloom BDC Advisor.  In addition, our executive officers and directors and the members of mBloom BDC Advisor and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. For example, mBloom BDC Advisor currently manages private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy. We may compete with entities managed by mBloom BDC Advisor and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by mBloom BDC Advisor or its affiliates or by members of the investment committee.

In order to fulfill its fiduciary duties to each of its clients, mBloom BDC Advisor intends to allocate investment opportunities on an alternating basis in a manner that is fair and equitable over time and is consistent with mBloom BDC Advisor’s allocation policy, investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns.” mBloom BDC Advisor has agreed with our Board of Directors that allocations among us and other investment funds affiliated with mBloom BDC Advisor will be made based on capital available for investment in the asset class being allocated. We expect that our available capital for investments will be determined based on the amount of cash on hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors or as imposed by applicable laws, rules, regulations or interpretations. If we obtain exemptive relief from the SEC permitting us to co-invest with other funds and accounts managed by mBloom BDC Advisor or its affiliates, we may from time to time co-invest with one or more of such funds or accounts consistent with our investment objectives, positions, policies, strategies and restrictions and applicable regulatory provisions.

Policies and Procedures for Managing Conflicts

mBloom BDC Advisor and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between mBloom BDC Advisor’s fiduciary obligations to us and its similar fiduciary obligations to other clients. For example, such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and their other clients. An investment opportunity that is suitable for multiple clients of mBloom BDC Advisor and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that mBloom BDC Advisor’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

Members of the management team of mBloom BDC Advisor have managed and currently manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, mBloom BDC Advisor has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when we are able to co-invest with other accounts managed by mBloom BDC Advisor and its affiliates. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, mBloom BDC Advisor will apply the investment allocation policy. When we engage in such permitted co-investments, we will do so in a manner consistent with mBloom BDC Advisor’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by mBloom BDC Advisor and approved by our Board of Directors, including all of our independent directors. The allocation policy further provides that allocations among us and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our Board of Directors, including our independent directors. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board of Directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by mBloom BDC Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, mBloom BDC Advisor will need to decide whether we or such other entity or entities will proceed with the investment. mBloom BDC Advisor will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time.

Co-Investment Opportunities

We expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See “Regulation.” We and mBloom BDC Advisor intend to submit to the SEC an application for an exemptive order to permit us to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other funds managed by mBloom BDC Advisor or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Material Nonpublic Information

Our senior management, members of mBloom BDC Advisor’s investment committee and other investment professionals from mBloom BDC Advisor may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Investment Management Agreement

We have entered into an investment management agreement with mBloom BDC Advisor and will pay mBloom BDC Advisor a management fee and incentive fee. The incentive fee will be computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for mBloom BDC Advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from mBloom BDC Advisor to assist our Board of Directors with the valuation of our portfolio investments. mBloom BDC Advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of mBloom BDC Advisor are involved in the valuation process for our portfolio investments.

Administration Agreement

We have entered into an administration agreement, pursuant to which mBloom BDC Advisor furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, mBloom BDC Advisor performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of December 30, 2014 , information with respect to the beneficial ownership of our common stock by:

●             each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

●             each of our directors and each executive officers; and

●             all of our directors and executive officers as a group.

    Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on ______ shares of common stock outstanding as of December 30, 2014 .

Shares Beneficially Owned Immediately After this Offering (1)
Name (2)	Number	Percentage

Executive Officers:

Arben Kryeziu

Reid Dabney

Interested Directors:

Arben Kryeziu

Independent Directors:

Reed Dickens

Hugh Dunkerley

Jason Sugarman

All officers and directors as a group (5 persons )
____________________

(1)
Assumes issuance of the ______ shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ option to purchase up to an additional ________ shares.

(2)	The address for all officers and directors is c/o mBloom Ventures Corporation, 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732.

The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)
Interested Directors:

Arben Kryeziu

Independent Directors:

Reed Dickens

Hugh Dunkerley

Jason Sugarman
_____________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)	The dollar range of equities securities beneficially owned by our directors is based on the initial public offering price of $___ per share.

(3)	The dollar range of equity securities beneficially owned is: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

THE ADVISOR

mBloom BDC Advisor will serve as our investment advisor. mBloom BDC Advisor is registered as an investment advisor under the Investment Advisers Act of 1940. Subject to the overall supervision of our Board of Directors, mBloom BDC Advisor will manage the day-to-day operations of, and provide investment advisory and management services to, mBloom Ventures Corporation. The address of mBloom BDC Advisor is 77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732.

Investment and Asset Management Team

The members of mBloom BDC Advisor’s investment committee currently include Arben Kryeziu. Biographical information with respect to Mr. Kryeziu is set forth under “Management of the Company — Biographical Information.”

The compensation of the members of the investment committee paid by mBloom BDC Advisor includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to mBloom BDC Advisor determined on the same basis as the annual bonus.  In addition, the investment committee members have equity interests in mBloom BDC Advisor and may receive distributions of profits in respect of those interests.

The investment and asset management team also includes __________, who focuses on the origination, transaction development and ongoing monitoring of our investments.  Individual biographies of investment and asset management team members will be provided prior to the completion of this offering.

Investment Management Agreement

Under the terms of our investment management agreement, mBloom BDC Advisor will:

●             determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●             identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

●              close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

     mBloom BDC Advisor’s services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we will pay mBloom BDC Advisor a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee. The base management fee will be calculated at an annual rate of 2% of our gross assets payable quarterly in arrears. The Advisor will benefit when we incur debt or use leverage. For services rendered under the investment management agreement, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee. The incentive fee will have two components, as follows:

One component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fee payable during the period) at the end of the immediately preceding calendar quarter, exceeds 2% (which is 8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our net investment income equals the hurdle rate of 2%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies (other than fees for providing managerial assistance)) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Advisor to surpass the hurdle rate and receive an incentive fee based on net investment income.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income
Allocated to First Component of Incentive Fee

The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination, expiration or completion of the term of the investment management agreement, as of the termination date), and equals 20% of our net realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our investment advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. For this purpose, cumulative aggregate realized capital gains, if any, equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment. Cumulative aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years.

Examples of Quarterly Incentive Fee Calculation

Example 1:  Income Related Portion of Incentive Fee:

Assumptions

●	Hurdle rate(1) = 2.0%

●	Management fee(2) = 0.50%

●	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Alternative 1:

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 1.25%

●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate; therefore there is no income-related incentive fee.

Alternative 2:

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.0%

●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.3%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100% x (pre-incentive fee net investment income – 2.0%)) + 0%

= (100% x (2.3% – 2.0%))

= 100% x 0.30%

= 0.30%

Alternative 3:

Additional Assumptions

●	Investment income (including interest, dividends, fees, etc.) = 3.5%

●	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.8%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100% x (2.5% – 2.0%)) + (20% x (2.8% – 2.5%))

= .50% + (20% x .30%)

= .50% + .06%

= 0.56%
_____________

(1)	Represents 8.0% annualized hurdle rate.

(2)	Represents 2.0% annualized management fee based on gross assets.

(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

●	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

●	Year 3: FMV of Investment B determined to be $25 million

●	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

●	Year 1: None

●	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

●	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

●	Year 4: Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2:

Assumptions

●	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

●	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

●	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

●	Year 4: FMV of Investment B determined to be $35 million

●	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

●	Year 1: None

●
Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

●
Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

●	Year 4: None

●
Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All investment professionals and staff of mBloom BDC Advisor, when, and to the extent, engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by mBloom BDC Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

●	our organization;

●	calculating our NAV (including the cost and expenses of any independent valuation firms);

●
expenses, including reimbursement of mBloom BDC Advisor for travel expenses associated with investment due diligence, along with any other fees and expenses payable to mBloom BDC Advisor or to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

●	interest payable on debt, if any, incurred to finance our investments;

●	the costs of this and all future offerings of common shares and other securities, if any;

●	the base management fee and any incentive management fee;

●	distributions on our shares;

●	administration fees payable under our administration agreement;

●	the allocated costs incurred by mBloom BDC Advisor as our administrator in providing managerial assistance to those portfolio companies that request it;

●	amounts payable to third parties relating to, or associated with, making investments;

●	transfer agent and custodial fees;

●	registration fees;

●	listing fees;

●	taxes;

●	independent director fees and expenses;

●	costs of preparing and filing reports or other documents with the SEC;

●	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

●	our fidelity bond;

●	directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments;

●	direct costs and expenses of administration, including audit and legal costs; and

●
all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse mBloom BDC Advisor for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by mBloom BDC Advisor of its duties under the investment management agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, mBloom BDC Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse mBloom BDC Advisor for such amounts paid on our behalf.

Limitation of Liability and Indemnification

The investment management agreement provides that mBloom BDC Advisor and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, other than acts or omissions constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of mBloom BDC Advisor’s members, directors, officers, employees, agents and control persons for liabilities incurred by them, and advancement by us to such parties of certain expenses incurred by them in defending associated claims, in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Management Agreement

Our Board of Directors held an in-person meeting on October __, 2014 in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment advisor, mBloom BDC Advisor; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses (including reimbursement of travel expenses incurred by the Advisor with request to investment due diligence)  and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to mBloom BDC Advisor from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of mBloom BDC Advisor and its affiliates; (g) mBloom BDC Advisor’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to our investment advisor; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the Board of Directors, including a majority of the directors who are not “interested persons,” concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and Termination

The investment management agreement was approved by our Board of Directors on October __, 2014. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. With the consent of the Advisor, the term may be renewed or extended for subsequent one-year periods thereafter, if approved by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risks — Risks Related to Our Business — We depend upon the senior management personnel of our investment advisor for our future success and, if our investment advisor is unable to retain qualified personnel or if our investment advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.”

Administration Agreement

We have entered into an administration agreement with our administrator (the “Administration Agreement”), under which our administrator provides administrative services to us. For providing these services, facilities and personnel, we pay our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. The Administration Agreement will have an initial term of ___ years and may be renewed with the approval of our Board of Directors or by a vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities may also terminate the Administration Agreement without penalty.

The compensation of our chief financial officer and chief compliance officer will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our administrator.

From time to time, our administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse our administrator for such amounts paid on our behalf.

DETERMINATION OF NET ASSET VALUE

Determination in Connection with Our Investments

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors.  Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors.  Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

●	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

●	preliminary valuation conclusions are then documented and discussed with senior management of our investment advisor; and

●
investments for which market quotations are not readily available will be valued by independent valuation firms, one third per quarter on a rotating quarterly basis for non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per year when combined with the annual review of all of the investments by independent valuation firms.

●
independent valuation firms will value all portfolio investments constituting Level 3 category assets, as defined below, at least yearly. We believe that [75%] of our portfolio is likely to constitute Level 3 investments .

In addition, all our investments are subject to the following valuation process:

●	review management’s preliminary valuations and their own independent assessment;

●	the audit committee of our Board of Directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and

●
our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of mBloom BDC Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security, which includes the amortized original issue discount and payment-in-kind interest or dividends, if any. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. We perform detailed valuations of our debt and equity investments on an individual basis, using market, income and yield approaches as appropriate.

Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Typically, the enterprise value of private companies are based on multiples of EBITDA, cash flows, net income, revenues or, in limited cases, book value.

Under the income approach, we prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. In determining the fair value under the income approach, we consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business and comparisons of financial ratios of peer companies that are public.

Under the yield approach, we use discounted cash flow models to determine the present value of the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. In determining fair value under the yield approach, we also consider the following factors: applicable market yields and leverage levels, credit quality, prepayment penalties, estimated remaining life, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date. We classify our investments in accordance with the 1940 Act.

In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In conjunction with Accounting Standards Codification (“ASC”) 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, “Fair Value Measurement and Disclosures” (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our Board of Directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our Board of Directors or the applicable committee will consider the following factors, among others, in making such determination:

●	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

●
our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

●
the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We are adopting an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock at 95% of the then prevailing market price, rather than receiving cash dividends.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying __________, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use only newly-issued shares to implement the plan if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market on the payment date fixed by our Board of Directors for such distribution. The market price per share on that date shall be the closing price for such shares on Nasdaq Capital Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (1) 95% of the market price per share of our common stock at the close of regular trading on the Nasdaq Capital Market on the payment date fixed by our Board of Directors is less than or equal to 110% of the last determined NAV per share; or (2) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. If we purchase shares on the open market to implement the plan, each stockholder will receive a number of shares equal to the amount of the cash distribution such stockholder would have received (determined after taking into account any brokerage charges or other charges) divided by 95% of the average purchase price per share of all shares of common stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $____ transaction fee plus a $___ per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash, with the amount of the distribution generally being equal to the fair market value of the stock on the date of the distribution. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us generally will be equal to the total amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www._______, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at ________________, or by the Plan Administrator’s Interactive Voice Response System at _________.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that elects on your behalf not to participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which no shares were outstanding as of December 30, 2014 , and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of December 30, 2014 . There is currently no market for our common stock, and we can offer no assurance that a market for our shares will develop in the future. Our shares of common stock have been approved for listing on the Nasdaq Capital Market under the trading symbol “MBVC,” subject to notice of issuance.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Advisor and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

●
the Board of Directors will consist of five members, three of whom will not be “interested persons,” and will be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

●	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

●
subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66-2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66-2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Action by Stockholders

Under the Delaware General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Calling of Special Meetings of Stockholders

A description of the bylaw, charter, and statutory provisions pertaining to the calling of special meetings of stockholders will be provided prior to the completion of the offering.

Approval of Extraordinary Corporate Actions

A description of the bylaw, charter, and statutory provisions pertaining to the approval of extraordinary corporate actions will be provided prior to the completion of the offering.

Appraisal Rights

A description of the bylaw, charter, and statutory provisions pertaining to stockholder appraisal rights will be provided prior to the completion of the offering.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our Board of Directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, _______ shares of our common stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares. Of these shares, ______ shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or ______ shares, will be deemed “restricted securities” as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which is summarized below.

In general, under Rule 144 under the Securities Act, as currently in effect, a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

●	1% of the total number of securities then outstanding; or

●	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

No assurance can be given as to (i) the likelihood that an active market for our common stock will develop, (ii) the liquidity of any such market, (iii) the ability of our stockholders to sell our securities or (iv) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risks — Risks Relating to This Offering.”

Lock-Up Agreements

We, mBloom BDC Advisor, the management team of mBloom BDC Advisor, our officers and directors and any stockholder who owns 1% or more of our outstanding common stock at the time immediately prior to the effective date of the registration statement (of which this prospectus is a part) have agreed, for a period of 180 days after the date of this prospectus, not to, directly or indirectly: (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of, our common stock, or any securities convertible into, or exercisable or exchangeable for our common stock, and (b) establish or increase any put equivalent position or liquidate or decrease any call equivalent position with respect to our common stock, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of our common stock, whether or not such transaction would be settled by delivery of common stock or other securities, in cash or otherwise, without, in each case, the prior written consent of the representative of the several underwriters, subject to certain specified exceptions.

The restricted period described above is subject to extension under limited circumstances. In the event either: (a) during the last 17 days of the applicable restricted period, we issue earnings results or material news or a material event relating to us occurs; or (b) before the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period following the last day of the applicable period, the “lock up” restrictions described above will, subject to limited exceptions, continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event.

The sale, or availability for sale, of a substantial number of shares of common stock in the public market following the restricted period by our officers, directors or any 1% or greater stockholder could materially adversely affect the market price of our common stock and could impair our ability to raise additional capital though the sale of our equity securities.

REGULATION

We intend to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities,” as defined in the 1940 Act.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately-negotiated transactions.  We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

●
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

●	is organized under the laws of, and has its principal place of business in, the United States;

●
is not an investment company (other than a small business investment company wholly owned by the company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

●	satisfies any of the following:

●	does not have any class of securities listed on a national securities exchange;

●	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

●
is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company; or

●	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

●	Securities of any eligible portfolio company which we control.

●
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

●
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

●	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

●	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation — Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain asset diversification tests that we must meet in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counter-party. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks.”

Code of Ethics

We and mBloom BDC Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement, of which this prospectus is a part, and is available on the EDGAR database on the SEC’s website at www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to mBloom BDC Advisor. The Proxy Voting Policies and Procedures of mBloom BDC Advisor are set forth below. The guidelines are reviewed periodically by mBloom BDC Advisor and our independent directors and, accordingly, are subject to change.

mBloom BDC Advisor is registered with the SEC as an investment advisor under the Advisers Act. As an investment advisor registered under the Advisers Act, mBloom BDC Advisor will have fiduciary duties to us. As part of this duty, mBloom BDC Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. mBloom BDC Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

mBloom BDC Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and mBloom BDC Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

mBloom BDC Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If mBloom BDC Advisor has determined that management is generally socially responsible, mBloom BDC Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. mBloom BDC Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. mBloom BDC Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, mBloom BDC Advisor believes stability and continuity promote profitability. mBloom BDC Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, mBloom BDC Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, mBloom BDC Advisor’s employees shall vote the proxy in accordance with mBloom BDC Advisor’s proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Mr. Reid Dabney, Chief Financial Officer
mBloom Ventures Corporation
77 Ho’okele Street, Suite 101
Kahului, Hawaii 96732

Other 1940 Act Regulations

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and mBloom BDC Advisor are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and mBloom BDC Advisor have designated a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

●
pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Emerging Growth Company

We are an “emerging growth company” under the federal securities laws and will be subject to reduced public company reporting requirements. In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards. As a result of this election, our financial statements may not be comparable to those of companies that comply with public company effective dates as to new or revised accounting standards.

Corporate Governance Regulations

NASDAQ has adopted corporate governance regulations that listed companies must comply with. We are in compliance with these corporate governance listing standards. We monitor our compliance with all future listing standards and take all necessary actions to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, mBloom BDC Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. mBloom BDC Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While mBloom BDC Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, mBloom BDC Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if mBloom BDC Advisor determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following is a general discussion of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This discussion does not purport to deal with all of the U.S. federal income tax consequences that may be applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances. This discussion does not address certain types of stockholders subject to special tax treatment under the U.S. federal income tax laws, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities, persons who mark-to-market our common shares, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, foreign persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as in effect as of the date hereof and all of which are subject to differing interpretations and change by legislative or administrative action, which change may be retroactive. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Our tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Prospective investors are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

For purposes of this discussion, a “U.S. stockholder” means a beneficial holder of shares of our common stock which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of the partnership and each partner generally will depend on the activities and status of the partnership and of the partner. Partnerships that are considering acquiring shares of our common stock, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are neither U.S. stockholders nor partnerships for U.S. federal income tax purposes should refer to “Non-U.S. Stockholders” below.

TAX MATTERS ARE VERY COMPLICATED AND THE TAX CONSEQUENCES TO A POTENTIAL INVESTOR IN OUR SHARES WILL DEPEND ON THE FACTS OF HIS, HER, OR ITS PARTICULAR SITUATION. POTENTIAL INVESTORS ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE SPECIFIC CONSEQUENCES TO THEM OF SUCH AN INVESTMENT, INCLUDING TAX REPORTING REQUIREMENTS, THE APPLICABILITY OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, ELIGIBILITY FOR THE BENEFITS OF ANY APPLICABLE TAX TREATY AND THE EFFECT OF ANY POSSIBLE CHANGES IN THE TAX LAWS.

Taxation of the Company

We intend to elect and to qualify to be taxed as a RIC under Subchapter M of the Code. To qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company under the 1940 Act at all times during each taxable year; (b) derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or (ii) net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP” (generally, a partnership (i) the interests in which are traded on “an established securities market or readily tradeable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the sources described in the preceding clause (b)(i)); and (c) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (which for these purposes includes the equity securities of a QPTP), and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs. We may generate certain income that might not qualify as qualifying income for purposes of the 90% gross income requirement described above.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than QPTPs), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% gross income requirement, and such gross income that is derived from a partnership (other than a QPTP) will be treated as qualifying income for purposes of the 90% gross income requirement only to the extent that such income is attributable to items of income of the partnership that would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than QPTPs) in which we are a partner for purposes of the asset diversification requirements.

Additionally, to qualify as a RIC, we must distribute on an annual basis at least 90% of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”). We intend to distribute annually all or substantially all of such income. As long as we qualify as a RIC, we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. To the extent that we retain a portion of our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax on such undistributed income. We may choose to retain a portion of our net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, as well as the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)
at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

(3)	income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”).

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, we may fail to distribute sufficient amounts of our taxable income and capital gains to avoid entirely the imposition of the tax. In that event, we will be liable for such tax only on the amount by which we do not meet the Excise Tax Avoidance Requirement.

If we use debt financing, we may be prevented by financial covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying the Annual Distribution Requirement. In addition, as discussed in more detail below, certain investments we make may cause us to recognize income prior to receiving distributable cash, which also may prevent us from satisfying the Annual Distribution Requirement. Each of these scenarios may jeopardize our qualification for taxation as a RIC, and could subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement and to avoid the imposition of corporate-level income tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the asset diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement or to avoid the imposition of corporate-level income tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If, for any particular taxable year, we do not satisfy the Annual Distribution Requirement or we otherwise fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), we will be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates without any deduction for distributions to stockholders. See “Failure to Qualify as a RIC.”

We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary losses and deductions into capital losses (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above, and (viii) treat dividends that would otherwise constitute qualified dividend income as nonqualified dividend income. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to attempt to prevent disqualification as a RIC.

In order to meet the 90% gross income requirement, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% gross income requirement. Any investments held through a special purpose corporation would generally be subject to U.S. federal income taxes and other taxes, and therefore would be expected to achieve a reduced after-tax yield.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in our taxable income prior to a receipt of cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues on a daily basis over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in our income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after the origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may hold debt obligations as to which the obligor is not current in meeting its payment obligations, and may be required to take the interest on such debt into account in determining our taxable income even though it is not being currently paid.

Because any original issue discount or other amounts accrued will be included in our income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and at prices we do not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% gross income requirement and the asset diversification requirements will depend on whether or not the partnership is a QPTP. If the partnership is a QPTP, the net income derived from such investments will be qualifying income for purposes of the 90% gross income requirement and will be “securities” for purposes of the asset diversification requirements. If the partnership, however, is not treated as a QPTP, then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% gross income requirement and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

In the event we invest in foreign securities, we may be subject to foreign tax withholding and other income taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us for purposes of the foreign tax credit or deduction.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and are able to and do elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in marketable stock of a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. See “— Taxation of the Company” above.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates without any deduction for distributions made to our stockholders. Distributions, including distributions of net long-term capital gains, generally would be taxable to our stockholders as qualified dividend income (at a current maximum U.S. federal income tax rate of 15% in the case of U.S. stockholders taxed at individual rates) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible for the dividends received deduction. Distributions to a U.S. stockholder in excess of its allocable share of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of such U.S. stockholder’s tax basis, and any remaining distributions would be treated as capital gains.

The remainder of this discussion assumes that we will qualify as a RIC at all times and will satisfy the Annual Distribution Requirement for all taxable years.

Taxation of U.S. Stockholders

Distributions we pay to our U.S. stockholders from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to our U.S. stockholders as ordinary income to the extent of our current and accumulated earnings and profits. Due to our investment strategy, we expect that distributions by us generally will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to a U.S. stockholder from an excess of realized net long-term capital gains over realized net short-term capital losses (“capital gain dividends”), including capital gain dividends deemed distributed by us, are taxable to such U.S. stockholder as long-term capital gains if they have been properly reported by us, regardless of the length of time such U.S. stockholder has owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of a U.S. stockholder’s shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a U.S. stockholder (assuming the shares are held as a capital asset). For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 35%, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 15% through 2012; these rates are currently scheduled to increase to 39.6% and 20%, respectively, for tax years beginning on or after January 1, 2013. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal corporate income tax rate of 35%. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If such a designation is made, U.S. stockholders would include in their respective incomes, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution to the extent of our current and accumulated earnings and profits even though economically it may represent a return of his, her or its investment.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of qualified dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualified dividend income because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes, which are not addressed herein, depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of our common stock. If you receive a distribution in the form of our common stock pursuant to the dividend reinvestment plan, it will generally be subject to the same U.S. federal tax consequences as if you had received a cash distribution equal to the fair market value of the shares received on the date of the distribution.

If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the selling stockholder with respect to the sold shares. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Backup Withholding. We are required in certain circumstances to perform backup withholding on taxable dividends or distributions and certain other payments paid to non-corporate stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Reportable Transactions Reporting. If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a beneficial holder of our common shares that is not a U.S. stockholder or a partnership for U.S. federal income tax purposes. Whether an investment in our common shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our common shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

However, for taxable years beginning prior to January 1, 2012, U.S. federal withholding taxes will not be imposed on dividends paid by us to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, “interest-related dividends” and “short-term capital gain dividends” generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. No assurance can be given, however, as to whether this exemption will be extended for tax years beginning on or after January 1, 2012 or whether any of our distributions will be reported as eligible for this exemption from U.S. federal withholding tax. In order to qualify for this exemption from U.S. federal withholding tax, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form).

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, in the case of a non-U.S. stockholder that is an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments to a non-U.S. stockholder under the backup withholding rules may be refunded or credited against such non-U.S. stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common shares.

Foreign Account Tax Compliance Act

Recently enacted legislation that becomes effective for payments made after December 31, 2012, generally will impose a 30% U.S. withholding tax on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a foreign financial institution, unless such institution enters into an agreement with the U.S. Treasury Department (“Treasury”) to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally will impose a withholding tax of 30% on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Prospective investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in shares of our common stock.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement between us and the underwriters named below, for which _________ is acting as representative, the underwriters have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated in the table below.

The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

We intend to apply for approval for listing of our common stock on the Nasdaq Capital Market under the trading symbol “MBVC.”

Over-Allotment Option

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of _______ additional shares of common stock at the public offering price set forth on the cover page hereof, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, mBloom BDC Advisor, the management team of mBloom BDC Advisor, our officers and directors and any stockholder who owns 1% or more of our outstanding common stock at the time immediately prior to the effective date of the registration statement of which this prospectus is a part have agreed, for a period of 180 days after the date of this prospectus, not to, directly or indirectly: (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any shares of, our common stock, or any securities convertible into, or exercisable or exchangeable for our common stock, and (b) establish or increase any put equivalent position or liquidate or decrease any call equivalent position with respect to our common stock, or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of our common stock, whether or not such transaction would be settled by delivery of common stock or other securities, in cash or otherwise, without, in each case, the prior written consent of the representative of the several underwriters, subject to certain specified exceptions.

The restricted period described above is subject to extension under limited circumstances. In the event either: (a) during the last 17 days of the applicable restricted period, we issue an earnings results or material news or a material event relating to us occurs; or (b) before the expiration of the applicable restricted period, we announce that we will release earnings results during the 16-day period following the last day of the applicable period, the “lock up” restrictions described above will, subject to limited exceptions, continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event.

Determination of Offering Price

Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation among the underwriters and us. The principal factors considered in determining the public offering price include the following:

●	the information set forth in this prospectus and otherwise available to the underwriters;

●	market conditions for initial public offerings;

●	the history and the prospects for the industry in which we compete;

●	an assessment of the ability of our investment advisor;

●	our prospects for future earnings;

●	the present state of our development and our current financial condition;

●	the general condition of the securities markets at the time of this offering; and

●	the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.

Underwriting Discounts and Commissions

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $___ per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $___ per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.

The following table provides information regarding the price per share and total underwriting discounts and commissions that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to ______ additional shares from us.

	Price per Share	Total Without Over- Allotment	Total With Over- Allotment
Underwriting discounts and commissions payable by us	$	$	$

We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering, including up to $_____ of expenses incurred by the underwriters. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions, will be approximately $______.

A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Capital Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Potential Conflicts of Interest

[This offering is being made in compliance with the applicable provisions of Schedule E to the Bylaws of the Financial Industry Regulatory Authority, Inc.]

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services.  The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities and/or instruments of the issuer (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with the issuer. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

Electronic Delivery

The underwriters may make prospectuses available in electronic format. A prospectus in electronic format may be made available on the website maintained by any of the underwriters and underwriters may distribute such prospectuses electronically. The underwriters may agree with us to allocate a limited number of shares for sale to their online brokerage customers. Any such allocation for online distributions will be made by the underwriters on the same basis as other allocations.

CUSTODIAN AND TRANSFER AGENT

_______________ provides custodian services to us pursuant to a custodian services agreement.  The principal business address of ___________ is _________________.  ________ provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively.  The address of _____________ is __________________.

LEGAL MATTERS

Certain legal matters in connection with the shares of common stock will be passed upon for us by Olshan Frome Wolosky LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

_______________ is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement on Form N-2 with the SEC, of which this prospectus is a part, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).  We restrict access to nonpublic personal information about our stockholders to our investment advisor’s employees with a legitimate business need for the information.  We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

_________ Shares

mBloom Business Development Company LLC

Common Stock

__________

PROSPECTUS

__________, 2015

______________

______________

Through and including ___________, 2015 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C

OTHER INFORMATION

Item 25.  Financial Statements and Exhibits

1. 2.	Financial Statements None Exhibits

(a)(1)	Certificate of Formation of mBloom Business Development Company LLC
(a)(2)	Form of Certificate of Incorporation of mBloom Ventures Corporation (2)
(b)(1)	Limited Liability Company Agreement of mBloom Business Development Company LLC (2)
(b)(2)	Form of By-Laws of mBloom Ventures Corporation (2)
(d)	Form of Specimen Certificate (2)
(e)	Form of Dividend Reinvestment Plan (2)
(g)	Form of Investment Management Agreement (2)
(h)	Form of Underwriting Agreement (2)
(j)(1)	Form of Custody Agreement (2)
(k)(1)	Certificate of Appointment of Transfer Agent (2)
(k)(2)	Form of Administration Agreement (2)
(k)(3)	Form of License Agreement (2)
(l)	Opinion and Consent of Counsel to the Company (2)
(r)(1)	Code of Ethics of mBloom Ventures Corporation (2)
(r)(2)	Code of Ethics of mBloom BDC Advisor LLC (2)

_____________

Unless otherwise indicated, exhibits were previously filed.
(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26.  Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference. Reference is also made to the Form of Underwriting Agreement for the Registrant’s shares of common stock to be filed by amendment to this registration statement.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee		$5,810
FINRA filing fee	$
NASDAQ listing fee
Printing (other than certificates)		(1)
Engraving and printing certificates		(1)
Accounting fees and expenses		(1)
Legal fees and expenses		(1)
Miscellaneous fees and expenses		(1)
Total	$

All of the expenses set forth above shall be borne by the Registrant.

(1)	The amounts are estimates.

Item 28.  Persons Controlled by or Under Common Control

To be completed by amendment.

Item 29.  Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of December 30, 2014 :

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share

Item 30.  Indemnification

The information contained under the heading “Description of Capital Stock ” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.  Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which mBloom BDC Advisor, and each managing director, director or executive officer of mBloom BDC Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Advisor.” Additional information regarding mBloom BDC Advisor and its officers and directors is set forth in its Form ADV, as filed with the U.S. Securities and Exchange Commission, and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant,  77 Ho’okele Street, Suite 101, Kahului, Hawaii 96732, and at the offices of the Registrant’s Custodian, _________, and Transfer Agent, Continental Stock Transfer & Trust Co .

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its common stock until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the NAV declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kahului, and the State of Hawaii, on the  30th day of December 2014 .

MBLOOM BUSINESS DEVELOPMENT COMPANY LLC

By:	/s/ Arben Kryeziu
Arben Kryeziu
Chief Executive Officer

By:	/s/ Reid Dabney
Reid Dabney
Chief Financial Officer and Chief Compliance Officer

POWER OF ATTORNEY

We, the undersigned officers and directors of mBloom Business Development Company LLC, hereby severally constitute and appoint Arben Kryeziu and Reid Dabney, and each of them (with full power to each of them to act alone), our true and lawful attorneys-in-fact and agents, with full power of substitution, for us and in our stead, in any and all capacities, to sign any and all amendments (including pre-effective and post-effective amendments) to this Registration Statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Arben Kryeziu	Chief Executive Officer	December 30, 2014
Arben Kryeziu	(principal executive officer)

/s/ Reid Dabney	Chief Financial Officer and Chief Compliance Officer	December 30, 2014
Reid Dabney	(principal financial and accounting officer)

/s/ Reed Dickens *	Director	December 30, 2014
Reed Dickens

/s/ Hugh Dunkerley *	Director	December 30, 2014
Hugh Dunkerley

Director
Jason Sugarman

* By: /s/ Arben Kryeziu		December 30, 2014
Arben Kryeziu
Attorney-in-Fact